UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

SCHEDULE 14A INFORMATION

Proxy Statement pursuant to Section 14(a) of the
Securities Exchange Act of 1934

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Systemax Inc.
(Name of Registrant as Specified in Its Charter)

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Systemax Inc.
11 Harbor Park Drive
Port Washington, New York 11050

April 29, 2010

Dear Stockholders:

You are cordially invited to attend the 2010 Annual Meeting of Stockholders of Systemax Inc. (the “Company”) which will be held at the Company’s corporate offices, located at 11 Harbor Park Drive, Port Washington, New York at 2:00 p.m. on Friday, June 11, 2010.  Your Board of Directors looks forward to greeting those stockholders who are able to attend.  On the following pages you will find the formal Notice of Annual Meeting and Proxy Statement.

Whether or not you plan to attend the meeting in person, it is important that your shares be represented and voted at the Annual Meeting.  Accordingly, please vote your shares over the internet at www.proxyvote.com or by telephone at (800) 690-6903 until 11:59 PM (EDT) on June 10, 2010, or if you received a paper proxy card, date, sign and return the proxy card as soon as possible in the envelope provided or to the address set forth in the voting instructions therein.  Your cooperation will ensure that your shares are voted.

I hope that you will attend the Annual Meeting, and I look forward to seeing you there.

Sincerely,

RICHARD LEEDS
Chairman and Chief Executive Officer

Systemax Inc.
11 Harbor Park Drive
Port Washington, New York 11050

_______________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
To Be Held On June 11, 2010

Dear Stockholders:

The 2010 Annual Meeting of the Stockholders of Systemax Inc. (the “Company”) will be held at the Company’s offices, 11 Harbor Park Drive, Port Washington, New York, on Friday, June 11, 2010 at 2:00 p.m. for the following purposes, as more fully described in the accompanying proxy statement:

1.	To elect the Company’s Board of Directors;

2.	To consider and vote upon a proposal to approve the Company’s 2010 Long Term Incentive Plan;

3.	To consider and vote upon a proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accountants; and

4.	To transact such other business as may properly come before the meeting and any and all adjournments or postponements thereof.

The Board of Directors has fixed the close of business on April 14, 2010 as the record date for the determination of the stockholders entitled to notice of and to vote at the meeting and at any adjournment or postponement thereof.

Stockholders are invited to attend the meeting.  Whether or not you expect to attend, we urge you to vote your shares.  YOU CAN VOTE YOUR SHARES OVER THE INTERNET AT www.proxyvote.com OR BY TELEPHONE AT (800) 690-6903 UNTIL 11:59 PM (EDT) ON JUNE 10, 2010. IF YOU RECEIVED A PAPER PROXY CARD BY MAIL, YOU MAY ALSO VOTE BY SIGNING, DATING, AND RETURNING THE PROXY CARD IN THE ENVELOPE PROVIDED OR TO THE ADDRESS SET FORTH IN THE VOTING INSTRUCTIONS CONTAINED THEREIN. If you attend the meeting, you may vote your shares in person, which will revoke any previously executed proxy.

If your shares are held of record by a broker, bank or other nominee and you wish to attend the meeting, you must obtain a letter from the broker, bank or other nominee confirming your beneficial ownership of the shares and bring it to the meeting.  In order to vote your shares at the meeting, you must obtain from the record holder a proxy issued in your name.

Regardless of how many shares you own, your vote is very important.  PLEASE VOTE YOUR SHARES OVER THE INTERNET OR BY TELEPHONE OR IF YOU RECEIVED A PAPER PROXY CARD BY MAIL, SIGN, DATE, AND RETURN THE PROXY CARD IN THE ENVELOPE PROVIDED TODAY.

Sincerely,

CURT S. RUSH
General Counsel and Secretary

Port Washington, New York
April 29, 2010

Table of Contents

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 11, 2010...	5
VOTING PROCEDURES...	6
PROPOSAL NO. 1: ELECTION OF DIRECTORS...	8
CORPORATE GOVERNANCE...	9
INDEPENDENCE OF DIRECTORS...	9
MEETINGS OF NON-MANAGEMENT DIRECTORS...	10
CORPORATE GOVERNANCE GUIDELINES...	10
CORPORATE ETHICS POLICY...	10
COMMUNICATIONS WITH DIRECTORS...	10
DIRECTORS ATTENDANCE AT ANNUAL MEETINGS...	11
BOARD MEETINGS...	11
COMMITTEES OF THE BOARD...	11
BOARD LEADERSHIP STRUCTURE...	13
RISK OVERSIGHT...	14
REPORT OF THE AUDIT COMMITTEE...	16
EXECUTIVE OFFICERS...	17
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT..............................................................................................................................................................	17
SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE..............................................................................................................................................................................	19
TRANSACTIONS WITH RELATED PERSONS...	19
EQUITY COMPENSATION PLAN INFORMATION...	21
EXECUTIVE COMPENSATION...	22
COMPENSATION DISCUSSION AND ANALYSIS...	22
COMPENSATION COMMITTEE REPORT TO SHAREHOLDERS.............................................................................................................................................................................................	29
COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION...............................................................................................................................................................	30
SUMMARY COMPENSATION TABLE...	31
GRANTS OF PLAN-BASED AWARDS...	32
OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END 2009............................................................................................................................................................................................	33
OPTION EXERCISES AND STOCK VESTED...	34
POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL.....................................................................................................................................................................	34
TERMINATION OF EMPLOYMENT WITHOUT CHANGE IN CONTROL.................................................................................................................................................................................	35
CHANGE IN CONTROL PAYMENTS...	35
DIRECTOR COMPENSATION...	36
DIRECTOR COMPENSATION FOR FISCAL YEAR 2009...	36
PROPOSAL NO. 2: ADOPT A NEW LONG TERM INCENTIVE PLAN............................................................................................................................................................................................	37
PROPOSAL NO. 3: RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS........................................................................................................................................	42
ADDITIONAL MATTERS...	43

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE

ANNUAL MEETING OF STOCKHOLDERS TO BE HELD ON JUNE 11, 2010.

Our Proxy Statement and Annual Report are available online at:

www.proxyvote.com

Systemax Inc.
11 Harbor Park Drive
Port Washington, New York 11050

________________________

PROXY STATEMENT

________________________

This proxy statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors (the “Board”) of Systemax Inc., a Delaware corporation (the “Company”), for the 2010 Annual Meeting of Stockholders of the Company to be held on June 11, 2010 (the “Annual Meeting”).  The Company has made the proxy materials available to stockholders of record as of the close of business on April 14, 2010 at www.proxyvote.com beginning on April 29, 2010 and is first mailing such materials to stockholders that requested printed copies of such materials on or about April 29, 2010.

You can ensure that your shares are voted at the meeting by voting your shares over the internet at www.proxyvote.com or by telephone at (800) 690-6903 until 11:59 PM (EDT) on June 10, 2010 or by signing, dating and promptly returning a proxy, if you received a proxy by mail, in the envelope provided or to the address contained in the voting instructions therein. Voting your shares over the internet, by telephone or by sending in a signed proxy will not affect your right to attend the meeting and vote in person.  Stockholders of record may revoke their proxy at any time before it is voted by notifying the Company’s Transfer Agent, American Stock Transfer & Trust Company, 59 Maiden Lane, New York, NY 10038, Attention: Proxy Department, in writing, or by executing and delivering a subsequently dated proxy to the address contained in the voting instructions in the proxy, which revokes your previously executed proxy.  Beneficial holders whose shares are held of record by a broker, bank or other nominee may revoke their proxy at any time before it is voted by following the instructions of their broker, bank or other nominee.

The Company’s principal executive offices are located at 11 Harbor Park Drive, Port Washington, New York 11050.

Voting Procedures

Proxies will be voted as specified by the stockholders.  Where specific choices are not indicated, proxies will be voted for proposals 1, 2 and 3.  If any other matters properly come before the Annual Meeting, the persons named in the proxy will vote at their discretion.  Under the Delaware General Corporation Law and the Company’s Amended and Restated Certificate of Incorporation and By-Laws, (1) the affirmative vote of a plurality of the outstanding shares of common stock of the Company (the “Shares”) entitled to vote and present, in person or by properly executed proxy, at a meeting at which a quorum is present will be required to elect the nominated directors of the Board (Proposal 1); (2) the affirmative vote of a majority of the outstanding Shares entitled to vote and present, in person or by properly executed proxy, at a meeting at which a quorum is present will be required will be required to adopt the 2010 Long Term Incentive Plan;  and (3) the affirmative vote of a majority of the outstanding Shares entitled to vote and present, in person or by properly executed proxy, at a meeting at which a quorum is present will be required to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accountants (Proposal 3).

A quorum is representation in person or by proxy at the Annual Meeting of at least a majority of the outstanding Shares.  Abstentions will have no effect on the election of directors (Proposal 1).  Abstentions on other matters will be treated as votes cast on particular matters as well as shares present and represented for purposes of establishing a quorum, with the result that an abstention has the same effect as a negative vote.  Where nominee record holders do not vote on specific issues because they did not receive specific instructions on such issues from the beneficial owners, such broker non-votes will not be treated as votes cast on a particular matter, and will therefore have no effect on the vote, but will be treated as shares present or represented for purposes of establishing a quorum.

If your shares are held through a broker, bank or other nominee, you must provide voting instructions to such record holder in accordance with such record holder’s requirements in order to ensure that your shares are properly voted.  If you do not provide your broker or other nominee with instructions on how to vote your “street name” shares, your broker or nominee will not be permitted to vote them on non-routine matters (a broker “non-vote”) such as Items 1 and 2. Shares subject to a broker “non-vote” will not be considered entitled to vote with respect to Items 1 and 2, and will not affect the outcome on those Items. Please note that the rules regarding how brokers may vote your shares have changed this year as compared to last year’s rules. Brokers may no longer vote your shares on the election of directors, or any other non-routine matters, in the absence of your specific instructions as to how to vote. We encourage you to provide instructions to your broker regarding the voting of your shares.

A list of stockholders of the Company satisfying the requirements of Section 219 of the Delaware General Corporation Law shall be available for inspection for any purpose germane to the Annual Meeting during normal business hours at the offices of the Company at least ten days prior to the Annual Meeting.

On April 14, 2010, the record date, there were outstanding and entitled to vote (excluding Company treasury shares) 36,649,264 Shares entitled to one vote per Share.  Stockholders will not be entitled to appraisal rights in connection with any of the matters to be voted on at the Annual Meeting.

Internet Posting of Proxy Materials

Why did I receive a notice regarding the internet availability of proxy materials instead of paper copies of the proxy materials?

This year, like last year, we are using the Securities and Exchange Commission, or SEC, “notice only” rule that allows us to furnish our proxy materials over the internet to our stockholders instead of mailing paper copies of those materials to each stockholder.  As a result, beginning on or about April 29, 2010, we sent to most of our stockholders by mail a “Notice of Internet Availability” containing instructions on how to access our proxy materials over the Internet and vote online.  This notice is not a proxy card and cannot be used to vote your shares.  If you received a notice this year, you will not receive paper copies of the proxy materials unless you request the materials by following the instructions on the notice or on the website referred to in the notice.

If you own shares of common stock in more than one account—for example, in a joint account with your spouse and in your individual brokerage account—you may have received more than one notice.  To vote all of your shares by proxy, please follow each of the separate proxy voting instructions that you received for your shares of common stock held in each of your different accounts.

How can I access the proxy materials over the Internet?

Your Notice of the Internet Availability of the proxy materials, proxy card or voting instruction card will contain instructions on how to view our proxy materials for the Annual Meeting on the Internet.  Our proxy materials and annual report on Form 10-K for fiscal year 2009, as well as the means to vote by Internet, are available at www.proxyvote.com

How may I obtain a paper copy of the proxy materials?

If you receive a Notice of the Internet Availability of the proxy materials, you will find on your notice instructions about how to obtain a paper copy of the proxy materials. If you did not receive the notice, you will receive a paper copy of the proxy materials by mail.

What is “householding”?

SEC rules allow a single copy of the proxy materials or the Notice of Internet Availability of proxy materials to be delivered to multiple stockholders sharing the same address and last name, or who we reasonably believe are members of the same family in a manner provided by such rules.  This practice is referred to as “householding” and can result in significant savings of paper and mailing costs.  In accordance with SEC rules, stockholders sharing the same address and last name, or who we reasonably believe are members of the same family, will receive one copy of the proxy materials or notice of internet availability of proxy materials.

How can I find voting results of the Annual Meeting?

We will announce preliminary voting results at the Annual Meeting and we will publicly disclose the results on a Form 8-K within four business days of the Annual Meeting, as required by newly adopted Securities and Exchange Commission rules.

ELECTION OF DIRECTORS
Proposal No. 1 on Proxy Card

At the Annual Meeting, eight Directors are to be elected to serve until their successors have been elected and qualified.  Information regarding such nominees is set forth below.

The accompanying proxy will be voted for the election of the Board’s nominees unless contrary instructions are given.  If any Board nominee is unable to serve, which is not anticipated, the persons named as proxies intend to vote, unless the Board of Directors reduces the number of nominees, for such other person or persons as the Board of Directors may designate.

Each of the nominees served as a director during fiscal year 2009.   If voting by proxy with respect to the election of Directors, stockholders may vote in favor of all nominees, withhold their votes as to all nominees or withhold their votes for specific nominees.

There were no arrangements or understandings between any Director or nominee for Director and any other person pursuant to which such person was selected as a Director or nominee for Director.  There are no family relationships among any of our Directors or executive officers or nominees for Director or executive officer, except that Richard Leeds, Bruce Leeds and Robert Leeds are brothers.

Nominees

Name of Nominee	Principal Occupation	Age	Director Since
Richard Leeds	Chairman and Chief Executive Officer of the Company	50	April 1995
Bruce Leeds	Vice Chairman of the Company	54	April 1995
Robert Leeds	Vice Chairman of the Company	54	April 1995
Gilbert Fiorentino	Chief Executive of the Company’s Technology Products Group	50	May 2004
Lawrence P. Reinhold	Executive Vice President and Chief Financial Officer of the Company	50	March 2009
Robert D. Rosenthal	Chairman and Chief Executive Officer of First Long Island Investors LLC	61	July 1995
Stacy S. Dick	Chief Financial Officer of Julian Robertson Holdings	53	November 1995
Marie Adler-Kravecas	Retired President of Myron Corporation	50	June 2009

Richard Leeds joined the Company in 1982 and has served as Chairman and Chief Executive Officer of the Company since April 1995.   Mr. Leeds graduated from New York University in 1982 with a B.S. degree in Finance. Mr. Leeds, together with his brothers Bruce and Robert Leeds, are the majority stockholders of the Company and the sons of one of the Company’s founders.  Mr. Leeds served as Co-President and Chief Financial Officer of the Company prior to its becoming a public company in 1995.  Mr. Leeds was selected to serve as Chairman of our Board due to his  experience  and depth of knowledge of the Company and the direct marketing, computer and industrial products industries,  his role in developing and managing the Company’s business strategies and operations,  as well as his exceptional business judgment and leadership qualities.

Bruce Leeds joined the Company in 1977 and has served as Vice Chairman of the Company since April 1995.  Mr. Leeds also served as President of International Operations of the Company from 1990 until March 2005.  Mr. Leeds graduated from Tufts University in 1977 with a B.A. degree in Economics. Mr. Leeds, together with his brothers Richard and Robert Leeds, are the majority stockholders of the Company and the sons of one of the Company’s founders.  Mr. Leeds served as Co-President and Head of International Operations of the Company prior to its becoming a public company in 1995. Mr. Leeds was selected to serve as a director on our Board due to his experience and depth of knowledge of the Company and the direct marketing, computer and industrial products industries, his role in developing and managing the Company’s business strategies and operations, his experience in international business as well as his exceptional business judgment.

     Robert Leeds joined the Company in 1977 and has served as Vice Chairman of the Company since April 1995.  Mr. Leeds also served as President of Domestic Operations of the Company from April 1995 until March 2005.  Mr. Leeds graduated from Tufts University in 1977 with a B.S. degree in Computer Applications Engineering. Mr. Leeds, together with his brothers Richard and Bruce Leeds, are the majority stockholders of the Company and the sons of one of the Company’s founders.  Mr. Leeds served as Co-President and head of Domestic Operations of the Company prior to its becoming a public company in 1995 , Mr. Leeds was selected to serve as a director on our Board because of his  experience and depth of knowledge of the Company and  the direct marketing, computer and industrial products industries, his role in developing and managing the Company’s business strategies and operations, his significant computer and technology industry experience as well as his exceptional business judgment .

Gilbert Fiorentino joined the Company in 1995 as President of Tiger Direct, Inc. a subsidiary of the Company and has served as Chief Executive of the Company’s Technology Products Group and as a Director of the Company since 2004.  Mr. Fiorentino graduated from the University of Miami in 1981 with a B.S. degree in Economics and graduated from the University of Miami Law School in 1984.  Mr. Fiorentino was selected to serve as a director on our Board due to his exceptional business acumen and his significant management and marketing experience in the technology products business, including computer and consumer electronic product sales, as well as his significant retail sales experience, including direct marketing via online, catalogs and B2B relationship sales as well as brick and  mortar store retail sales.

Lawrence P. Reinhold joined the Company in January 2007 and has served as Executive Vice President and Chief Financial Officer of the Company since that date.  In addition, Mr. Reinhold has served as a Director since March 2009.  Mr. Reinhold was a business, finance and accounting consultant in 2006.  Previously he was Executive Vice President and Chief Financial Officer of Greatbatch, Inc., a publicly traded developer and manufacturer of components used in implantable medical devices from 2002 through 2005; Executive Vice President and Chief Financial Officer of Critical Path, Inc. a publicly traded communications software company in 2001; and a Managing Partner of PricewaterhouseCoopers LLP with responsibility for its Technology, Information, Communications, Media and Entertainment industry practice in the Midwestern United States from 1998 until 2000 (and held other positions at that firm from 1982 until 1998).  He received his B.S. degree summa cum laude in Business Administration in 1982 and his M.B.A. in 1987 from San Diego State University and received his Certified Public Accountant license in California in 1984. Mr. Reinhold was selected to serve as a director on our Board due to his contributions since joining the Company and his extensive experience and expertise in business, finance, accounting, SEC reporting, public company management, mergers and acquisitions and financial systems as well as his serving  as a CFO of other public technology companies and a partner with an international accounting firm.

Robert D. Rosenthal has served as an independent Director of the Company since July 1995.  He has been the lead independent director since October 2006.  Mr. Rosenthal is Chairman and Chief Executive Officer of First Long Island Investors LLC, which he co-founded in 1983.  Mr. Rosenthal is a 1971 cum laude graduate of Boston University and a 1974 graduate of Hofstra University Law School.  Mr. Rosenthal is the chairman and CEO of a wealth management company that invests in numerous public companies and is also an attorney and member of the bar of the State of New York.  Mr. Rosenthal was selected to serve as a director on our Board due to his financial, investment and legal experience and acumen.

Stacy S. Dick has served as an independent Director of the Company since November 1995. Mr. Dick has served as Chief Financial Officer of Julian Robertson Holdings since November 2008.  Mr. Dick was a Managing Director of Rothschild Inc. from 2001 to 2008 and served as an executive of other entities controlled by Rothschild family interests. Mr. Dick graduated from Harvard University with an A.B. degree magna cum laude in 1978 and a Ph.D. in Business Economics in 1983.  He has served as an adjunct professor of finance at the Stern School of Business (NYU) since 2004.  Mr. Dick was selected to serve as a director on our Board due to his exceptional knowledge and experience in the areas of business, finance and economics.

Marie Adler-Kravecas has served as an independent Director of the Company since June 2009.  Ms. Adler-Kravecas joined Myron Corporation, an international, business-to-business direct marketing company, in 1984 and served as President from 1999 to 2004.  In 2005, Ms. Adler-Kravecas founded Wellconnected, LLC, a consumer direct marketing company which was sold in 2008.  Ms. Adler-Kravecas is currently retired.  Ms. Adler-Kravecas received a B.S. degree in Marketing and Business Administration from George Washington University in 1981.  She has been a member of the Young President’s Organization since 2003 and The Executive Group from 2004 to 2008.  Ms. Adler-Kravecas has been on the Board of the Children’s Aid and Family Service since 2004.  Ms. Adler-Kravecas was selected to serve as a director on our Board due to her practical experience in direct marketing and international business.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE ELECTION OF ALL THE DIRECTOR NOMINEES, WHICH IS DESIGNATED AS PROPOSAL NO. 1.

CORPORATE GOVERNANCE

Independence of Directors

In connection with its annual review of director independence, the Board has determined that each of the following Directors or nominees of the Company meets the standards for independence required by the New York Stock Exchange and Securities and

Exchange Commission rules: Robert D. Rosenthal, Stacy S. Dick and Marie Adler-Kravecas.  The Board made this determination based on (a) the absence of any of the express disqualifying criteria relating to director independence set forth in Section 303A of the Corporate Governance Rules of the New York Stock Exchange and (b) the criteria for independence required of audit committee directors by Section 10A(m)(3) of the Securities Exchange Act of 1934, as amended, which we refer to as the Exchange Act.

Although the Board has not adopted categorical standards of materiality for independence purposes (other than those set forth in the NYSE listing standards and the Exchange Act), information provided by the Directors to the Company did not indicate any relationships (e.g., commercial, industrial, banking, consulting, legal, accounting, charitable, or familial) which would impair the independence of any of the nonemployee Directors. The Board has determined that there is no material relationship between the Company and each of Mr. Rosenthal, Mr. Dick and Ms. Adler-Kravecas (directly or as a partner, shareholder, or officer of an organization that has a relationship with the Company) and that each of them is independent pursuant to the NYSE listing standards. In making its determination, the Board took into consideration the fact that a private partnership, in which Messrs. Richard, Robert and Bruce Leeds are general partners, has invested funds with a private investment firm, of which Robert D. Rosenthal is Chairman and CEO. The Board (in each case with Mr. Rosenthal and Messrs. Richard, Robert and Bruce Leeds being recused) determined that such relationship was not material to Messrs. Richard, Robert and Bruce Leeds individually or collectively or to Mr. Rosenthal.

As a “controlled company,” the Company is exempt from the New York Stock Exchange requirement that listed companies have a majority of independent directors.  A “controlled company” is defined by the New York Stock Exchange as a company of which more than 50% of the voting power for the election of directors is held by an individual, group or other company.  The Company is a “controlled company” in that more than 50% of the voting stock for the election of directors of the Company, in the aggregate, is owned by certain members of the Leeds family  (including Richard Leeds, Robert Leeds and Bruce Leeds, each of whom is an officer and Director of the Company) and certain Leeds’ family trusts (collectively, the “Leeds Group”).  The members of the Leeds Group have entered into a Stockholders Agreement with respect to certain Shares they each own.  See “Transactions With Related Persons” below.

Meetings of Non-Management Directors

The New York Stock Exchange requires the “non-management directors” or independent directors of a NYSE-listed company to meet at regularly scheduled executive sessions without management and to disclose in their annual proxy statements (1) the name of the non-management director who is chosen to preside at all regularly-scheduled executive sessions of the non-management members of the board of directors and (2) a method for all interested parties to communicate directly with the presiding director or with the non-management directors as a group. The Board’s non-management or independent directors meet separately in executive sessions, chaired by the Lead Independent Director (currently Robert D. Rosenthal), at least quarterly.

Corporate Governance Guidelines

The Company has adopted Corporate Governance Guidelines, which are available on the Corporate Governance page of our website at www.systemax.com.  The Corporate Governance Guidelines were amended in April 2010.

Corporate Ethics Policy

The Company has adopted a Corporate Ethics Policy that applies to all employees of the Company, including the Company’s Chief Executive Officer, Chief Financial Officer and Controller, its principal accounting officer.  The Corporate Ethics Policy is designed to deter wrongdoing and to promote honest and ethical conduct, compliance with applicable laws and regulations, full and accurate disclosure of information requiring public disclosure and the prompt reporting of Policy violations.  The Company’s Corporate Ethics Policy is available on the Company’s website (www.systemax.com).  We intend to disclose on our website, in accordance with applicable laws and regulations, amendments to, or waivers from, our Corporate Ethics Policy.  Our Corporate Ethics Policy was amended in March 2010.

Communications with Directors

Stockholders of the Company who wish to communicate with the Board or any individual Director can write to Systemax Inc., Attention: Investor Relations, 11 Harbor Park Drive, Port Washington, NY 11050 or send an email to investinfo@systemax.com.  Your letter or email should indicate that you are a stockholder of the Company.  Depending on the subject matter of your inquiry, management will forward the communication to the Director or Directors to whom it is addressed; attempt to handle the inquiry directly, as might be the case if you request information about the Company or it is a stockholder related matter; or not forward the communication if it is primarily commercial in nature or if it relates to an improper or irrelevant topic.  At each Board meeting, a member of management presents a summary of all communications received since the last meeting that were not forwarded and makes those communications available to any requesting Director.

Interested parties, including non-shareholders wishing to communicate directly with the Lead Independent Director or the non-management members of the Board as a group should address their inquires by mail sent to the attention of Robert D. Rosenthal, Lead Independent Director, at the Company’s principal executive office located at 11 Harbor Park Drive, Port Washington, NY 11050.  All communications will be promptly relayed to the appropriate recipient(s).

Interested parties, including non-shareholders wishing to communicate directly with the Chairman of the Audit Committee or the Audit Committee as a group should address their inquires by mail to the attention of Stacy S. Dick, Audit Committee Chairman, at the Company’s principal executive office located at 11 Harbor Park Drive, Port Washington, NY 11050.  All communications will be promptly relayed to the appropriate recipient(s).

Director Attendance at Annual Meetings

At last year’s annual meeting, held on June 12, 2009, three Directors attended the meeting, including the Chairman of the Board and the Lead Independent Director.  The Company does not have a policy with regards to Directors’ attendance at annual stockholder meetings.

Board Meetings

During fiscal year 2009, the Board of Directors held five meetings, the Audit Committee held six meetings, the Compensation Committee held six meetings, the Nominating/Corporate Governance Committee held four meetings, and the Executive Committee held no meetings.  All of the Directors attended at least 75% of all of the meetings of the Board and the respective committees of the Board of which they were members.

 Committees of the Board

The Board of Directors has the following standing committees:

Audit Committee

The Audit Committee is appointed by the Board to assist the Board with oversight of (i) the integrity of the financial statements of the Company, (ii) the Company’s compliance with legal and regulatory requirements, (iii) the independence and qualifications of the Company’s external auditors, and (iv) the performance of the Company’s internal audit function and external auditors.  It is the Audit Committee’s responsibility to retain or terminate the Company’s independent registered public accountants, who audit the Company’s financial statements, and to prepare the Audit Committee report that the Securities and Exchange Commission requires to be included in the Company’s Annual Proxy Statement.  (See “Report of the Audit Committee” below.)  As part of its activities, the Audit Committee meets with the Company’s independent registered public accountants at least annually to review the scope and results of the annual audit and quarterly to discuss the review of the quarterly financial results.  In addition, the Audit Committee receives and considers the independent registered public accountants’ comments and recommendations as to internal controls, accounting staff, management performance and auditing procedures.  The Audit Committee is also responsible for establishing procedures for (i) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls and auditing matters and (ii) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

In addition, the Audit Committee is responsible for reviewing, and discussing with management and reporting to the Board regularly, the Company’s risk assessment and risk management processes.  While it is the job of senior management to assess and manage the Company’s exposure to risk under the oversight of the Board of Directors, the Audit Committee reviews and discusses with management the Company’s risk management process.  In addition, the Audit Committee works together with the Compensation Committee regarding the Company’s compensation policies for all of the Company’s employees as the policies relate to the Company’s risk management goals and objectives. The Audit Committee also discusses with management the Company’s major financial risk exposures and the steps management has taken to monitor and control such exposures.

The Audit Committee Charter was last amended in April 2010. A copy of the Audit Committee Charter is available on the Company’s website, www.systemax.com.

The current members of the Audit Committee are Stacy S. Dick (chairman), Robert D. Rosenthal and Marie Adler-Kravecas.  None of the current members or nominees of the Audit Committee are officers or employees of the Company.  The Committee meets regularly both with and without management participation.  As noted above, in the judgment of the Board, each of the members of the Audit Committee meets the standards for independence required by the rules of the Securities and Exchange Commission and New York Stock Exchange.  In addition, the Board has determined that Mr. Dick and Mr. Rosenthal are “audit committee financial experts” as defined by regulations of the Securities and Exchange Commission.

The Company does not have a standing policy on the maximum number of audit committees of other publicly owned companies on which the members of the Audit Committee may serve.  However, if a member of the Audit Committee simultaneously serves on the audit committee of more than two other publicly-owned companies, the Board must determine whether such simultaneous service would impair the ability of such member to effectively serve on the Audit Committee.  Any such determination will be disclosed in the Company’s annual proxy statement.

Nominating/Corporate Governance Committee

The Nominating/Corporate Governance Committee’s responsibilities include, among other things (i) identifying individuals qualified to become Board members and recommending to the Board nominees to stand for election at any meeting of stockholders, (ii) identifying and recommending nominees to fill any vacancy, however created, in the Board, and (iii) developing and recommending to the Board a code of business conduct and ethics and a set of corporate governance principles (including director qualification standards, responsibilities and compensation) and periodically reviewing the code and principles.  The current members of the Nominating/Corporate Governance Committee are Robert D. Rosenthal (Chairman), Stacy S. Dick and Marie Adler-Kravecas.  In nominating candidates to become Board members, the Committee shall take into consideration such factors as it deems appropriate, including the experience, skill, integrity and background of the candidates.  The Committee may consider candidates proposed by management or stockholders but is not required to do so.  The Committee does not have any formal policy with regard to the consideration of any Director candidates recommended by the security holders or any minimum qualifications or specific procedure for identifying and evaluating nominees for Director as the Board does not believe that such a formalistic approach is necessary or appropriate at this time.

The Nominating/Corporate Governance Committee is responsible for developing and recommending to the Board a set of risk management policies and procedures, including the Company’s compensation policies for all its employees as they relate to risk management, and to review these policies and procedures annually.

The Nominating/Corporate Governance Committee, in seeking qualified Board members, does not have a policy regarding utilizing diversity, however defined, in its selection process.  The Nominating/Corporate Governance Committee looks for individuals who have very high integrity, significant business experience and a deep genuine interest in the Company.  We believe that each of the director nominees and other directors bring these qualifications to our Board of Directors.  Moreover, they provide our board with a diverse complement of specific business skills, experience and perspectives.

The Nominating/Corporate Governance Committee Charter was last amended in April 2010.  The Nominating/Corporate Governance Committee Charter is available on the Company’s website (www.systemax.com).

Stockholder Nominations for Director

Stockholders may propose candidates for Board membership by writing to Systemax Inc., Attention: Nominating/Corporate Governance Committee, 11 Harbor Park Drive, Port Washington, NY 11050 so that the nomination is received by the Company by February 14, 2011 to be considered for the 2011 annual meeting.  Any such proposal shall contain the name, Company security holdings and contact information of the person making the nomination; the candidate's name, address and other contact information; any direct or indirect holdings of the Company's securities by the nominee; any information required to be disclosed about directors under applicable securities laws and/or stock exchange requirements; information regarding related party transactions with the Company and/or the stockholder submitting the nomination; any actual or potential conflicts of interest; the nominee's biographical data, current public and private company affiliations, employment history and qualifications and status as "independent" under applicable securities laws and stock exchange requirements.  Nominees proposed by stockholders will receive the same consideration as other nominees.

Compensation Committee

The Compensation Committee’s responsibility is to review and approve corporate goals relevant to the compensation of the Chief Executive Officer and, after an evaluation of the Chief Executive Officer’s performance in light of such goals, to set the compensation of the Chief Executive Officer.  The Compensation Committee also approves (a) the annual compensation of the other executive officers of the Company, (b) the annual compensation of certain subsidiary managers, and (c) all individual stock-based incentive grants.  The Committee is also responsible for reviewing and making periodic recommendations to the Board with respect to the general compensation, benefits and perquisite policies and practices of the Company including the Company’s incentive-based and equity-based compensation plans.  The Compensation Committee also prepares an annual report on executive compensation for inclusion in the annual proxy statement.  (See “Compensation Committee Report to Stockholders” below.) The current members of the Compensation Committee are Robert D. Rosenthal (Chairman), Stacy S. Dick and Marie Adler-Kravecas.

In addition, it is the Compensation Committee’s responsibility to consider, and work together with the Company’s Audit Committee regarding, the Company’s compensation policies for all its employees in the context of how such policies affect and promote the Company’s risk management goals and objectives.

The Compensation Committee Charter was last amended in April 2010.  The Compensation Committee Charter is available on the Company’s website (www.systemax.com).

Executive Committee

The Executive Committee consists of the Chairman of the Board and any Vice Chairman and such other Directors as may be named thereto by the Board.  The current members of the Executive Committee are Messrs. Richard Leeds, Robert Leeds, Bruce Leeds and Robert D. Rosenthal, the Lead Independent Director. Among other duties as may be assigned by the Board from time to time, the Executive Committee is authorized to oversee the operations of the Company, supervise the executive officers of the Company, review and make recommendations to the Board regarding the strategic direction of the Company and review and make recommendations to the Board regarding all possible acquisitions or other significant business transactions.  The Executive Committee is also authorized to manage the affairs of the Corporation between meetings of the Board; the Committee has all of the powers of the Board not inconsistent with any provisions of the Delaware General Corporation Law, the Company’s Certificate of Incorporation or By-Laws or other resolutions adopted by the Board, but does not generally exercise such authority.

Board Leadership Structure

As noted above, our Board is currently comprised of three independent Directors and five employee Directors. Richard Leeds has served as Chairman and Chief Executive Officer since April 1995.  Since May 2006 (in connection with adopting various corporate governance enhancements) our independent directors have designated one of the independent directors as Lead Independent Director. We believe that the current mix of employee directors and non-employee independent directors that make up our Board, along with the independent oversight of our Lead Independent Director, benefits the Company and its stockholders.

The Board of Directors believes that Mr. Leeds’s service as both Chairman of the Board and CEO is in the best interest of the Company and its shareholders. Mr. Leeds possesses in-depth knowledge of the issues, opportunities and challenges facing the Company and its businesses and is thus best positioned to develop agendas that ensure that the Board’s time and attention are focused on the matters that are most critical to the Company and its stockholders.  His combined role has produced decisive leadership, ensures clear accountability, and enhances the Company’s ability to communicate its message and strategy clearly and consistently to the Company’s stockholders, employees, customers and suppliers, particularly during times of turbulent economic conditions.

The Board believes that the independent directors provide effective oversight of management. Moreover, in addition to feedback provided during the course of Board meetings, the independent directors have regular executive sessions.  Following an executive session of independent directors, the Lead Independent Director acts as a liaison between the independent directors and the Chairman regarding any specific feedback or issues, provides the Chairman with input regarding agenda items for Board and Committee meetings, and coordinates with the Chairman regarding information to be provided to the independent directors in performing their duties. The Board believes that this approach appropriately and effectively complements the combined CEO/Chairman structure.

We recognize that different board leadership structures may be appropriate for companies in different situations and believe that no one structure is suitable for all companies. We believe our current Board leadership structure is optimal for us because it demonstrates to our employees, suppliers, customers, and other stakeholders that the Company is under strong leadership, with a single person setting the tone and having primary responsibility for managing our operations. Having a single leader for both the Company and the Board eliminates the potential for confusion or duplication of efforts, and provides clear leadership for the Company. We believe the Company, like many U.S. companies, has been well-served by this leadership structure.

Lead Independent Director

The independent Directors elect one independent Director to serve as a Lead Independent Director. In addition to presiding at executive sessions of nonemployee Directors, the Lead Independent Director has the responsibility to coordinate the activities of the independent Directors, and to perform the following functions: (a) advise the Chairman of the Board as to an appropriate schedule of Board meetings, seeking to ensure that the independent Directors can perform their duties responsibly while not interfering with the flow of the Company’s operations; (b) provide the Chairman with input as to the preparation of agendas for the Board and committee meetings; (c) advise the Chairman as to the quality, quantity, and timeliness of the flow of information from the Company’s management that is necessary for the independent directors to effectively and responsibly perform their duties, and although the Company’s management is responsible for the preparation of materials for the Board, the Lead Independent Director may specifically request the inclusion of certain material; (d) recommend to the Chairman the retention of consultants who report directly to the Board; (e) assist the Board and the Company’s officers in assuring compliance with and implementation of the corporate governance policies; and be principally responsible for recommending revisions to the corporate governance policies; (f) coordinate and develop the agenda for, and moderate executive sessions of, the independent directors of  the Board, and act as principal liaison between the independent directors and the Chairman on sensitive issues; and (g) recommend to the Chairman the membership of the various Board committees.

Our Board conducts an annual evaluation in order to determine whether it and its committees are functioning effectively. As part of this annual self-evaluation, the Board evaluates whether the current leadership structure continues to be optimal for the Company and its stockholders. Our Corporate Governance Guidelines, as amended in April 2010, provide the flexibility for our Board to modify or continue our leadership structure in the future, as it deems appropriate.

Risk Oversight

Our Board as a whole is responsible for overseeing the Company’s risk management process. The Board focuses on the Company’s general risk management strategy, the most significant risks facing the Company, and seeks to ensure that appropriate risk mitigation strategies are implemented by management.  The Company has recently enhanced its risk management processes, and risk management will be a recurring Audit Committee and Board quarterly agenda item, and is considered part of strategic planning.  The Board is also apprised of particular risk management matters in connection with its general oversight and approval of corporate matters and receives information relating to material Company risk from management and from the Company’s Legal, Risk Management/Insurance and Internal Audit Departments.

The Board has delegated to each of its committees oversight of certain aspects of the Company’s risk management process.  Among its duties, the Audit Committee reviews with management (a) Company processes with respect to risk assessment and management of risks that may be material to the Company, (b) the Company’s system of disclosure controls and system of internal controls over financial reporting, and (c) the Company’s compliance with legal and regulatory requirements.  The Compensation Committee is responsible for considering and working together with the Audit Committee regarding the Company’s compensation policies for all its employees in the context of how such policies affect and promote the Company’s risk management goals and objectives. The Nominating/Corporate Governance Committee is responsible for developing and recommending to the Board a set of risk management policies and procedures, including the Company’s compensation policies for all its employees as they relate to risk management, and to review these policies and procedures annually. All committees report to the full Board as appropriate, including when a matter rises to the level of a material or enterprise level risk.

The Company’s senior management is responsible for day-to-day risk management. Our Internal Audit Department serves as the primary monitoring and testing function for company-wide policies and procedures, and manages the day-to-day oversight of the risk management strategy for the ongoing business of the Company. This oversight includes identifying, evaluating, and addressing potential risks that may exist at the enterprise, strategic, financial, operational, compliance and reporting levels.  The Internal Auditor will report directly to our Chief Financial Officer and Audit Committee quarterly, and the Audit Committee will consider risk management issues as part of its quarterly agenda.

We believe the division of risk management responsibilities described above is an effective approach for addressing the risks facing the Company and that our Board leadership structure supports this approach.

REPORT OF THE AUDIT COMMITTEE*

The Audit Committee of the Board operates under its charter, which was originally adopted by the Board in 2000 and revised in February 2003, August 2006, February 2009 and April 2010.  Management is responsible for the Company’s internal accounting and financial controls, the financial reporting process, the internal audit function and compliance with the Company’s policies and legal requirements.  The Company’s independent registered public accountants are responsible for performing an independent audit of the Company’s consolidated financial statements in accordance with standards of the Public Company Accounting Oversight Board (United States) and for issuance of a report thereon; they also perform limited reviews of the Company’s unaudited quarterly financial statements.

The Audit Committee’s responsibility is to engage the independent registered public accountants, monitor and oversee these accounting, financial and audit processes and report its findings to the full Board.  It also investigates matters related to the Company’s financial statements and controls as it deems appropriate.  In the performance of these oversight functions, the members of the Audit Committee rely upon the information, opinions, reports and statements presented to them by Company management and by the independent registered public accountants, as well as by other experts that the Committee hires.

The Committee reviewed and discussed the audited consolidated financial statements of the Company for fiscal year 2009 with management, who represented that the Company’s consolidated financial statements for fiscal 2009 were prepared in accordance with U.S. generally accepted accounting principles.  It discussed with Ernst & Young LLP, the Company’s independent registered public accountants for fiscal 2009, those matters required to be reviewed pursuant to Statement of Accounting Standards No. 61 (“Communication with Audit Committees”), as amended by Statement of Accounting Standards No. 90 (Audit Committee Communications).  The Committee has received from Ernst & Young LLP written independence disclosures and the letter required by Independence Standards Board Standard No. 1 (“Independence Discussions with Audit Committees”) and had a discussion with Ernst & Young LLP regarding their independence.

Based on the review of the representations of management, the discussions with management and the independent registered public accountants and the review of the Report of Ernst & Young LLP, Independent Registered Public Accounting Firm, to the Committee, the Audit Committee recommended to the Board that the financial statements of the Company for fiscal year 2009 as audited by Ernst & Young LLP be included in the Company’s Annual Report on Form 10-K filed with the Securities and Exchange Commission.

AUDIT COMMITTEE

Stacy S. Dick (Chairman)
Robert D. Rosenthal
Marie Adler-Kravecas

_____________________________

*
The information contained in this Audit Committee Report shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any filings under the Securities Act of 1933, as amended, which we refer to as the Securities Act, or under the Exchange Act, except to the extent that we specifically incorporate this information by reference into any such filing.

EXECUTIVE OFFICERS

There are no arrangements or understandings between any officer and any other person pursuant to which such person was selected as an officer.

The following table sets forth certain information with respect to the executive officers of the Company as of April 22, 2010.

Name	Age	Office
Richard Leeds	50	Chairman and Chief Executive Officer; Director
Bruce Leeds	54	Vice Chairman; Director
Robert Leeds	54	Vice Chairman; Director
Gilbert Fiorentino	50	Chief Executive of the Company’s Technology Products Group; Director
Lawrence Reinhold	50	Executive Vice President and Chief Financial Officer; Director
Thomas Axmacher	51	Vice President and Controller
Curt Rush	56	General Counsel and Secretary
Benjamin White	41	Vice President and Internal Auditor

For biographical information about Richard Leeds, Bruce Leeds, Robert Leeds, Gilbert Fiorentino and Lawrence Reinhold, see pages 8-9 of this Proxy Statement.

Thomas Axmacher was appointed Vice President and Controller of the Company effective October 2, 2006.  He was previously Chief Financial Officer of Curative Health Services, Inc., a publicly traded health care company.  He held that position from 2001 to 2006.  From 1991 to 2001 Mr. Axmacher served as Vice President and Controller of that company.  From 1986 to 1991 Mr. Axmacher served as Vice President and Controller of Tempo Instrument Group, an electronics manufacturer.  Mr. Axmacher received his B.S. degree in Accounting in 1982 from Albany University and his M.B.A. in 1992 from Long Island University.

Curt Rush has been General Counsel and Secretary of the Company since 1996.  Prior to joining the Company, Mr. Rush was employed from 1993 to 1996 as Corporate Counsel to Globe Communications Corp. and from 1990 to 1993 as Corporate Counsel to the Image Bank, Inc.  Prior to that, he was a corporate attorney with the law firms of Shereff, Friedman, Hoffman & Goodman and Schnader, Harrison, Segal & Lewis.  Mr. Rush graduated from Hunter College in 1981 with a B.A. degree in Philosophy and graduated with honors from Brooklyn Law School in 1984 where he was Second Circuit Review Editor of the Law Review.  He was admitted to the Bar of the State of New York in 1985.

Benjamin White was appointed Vice President and Internal Auditor on November 16, 2009.  He joined the Company in 2007 from Black & Decker, where he was Director of Internal Controls and Compliance.  Prior to that, he was a Senior Manager in the public accounting firm of Ernst & Young.  Mr. White has over 15 years of internal and external audit experience.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
OWNERS AND MANAGEMENT

The following table provides certain information regarding the beneficial ownership of the Shares as of April 22, 2010, by (i) each of the Directors, (ii) each of the named executive officers listed in the summary compensation table, (iii) all current Directors and officers as a group and (iv) each person known to the Company to be the beneficial owner of more than 5% of any class of the Company’s voting securities.

As used in this table “beneficial ownership” means the sole or shared power to vote or direct the voting or to dispose or direct the disposition of any security.  A person is deemed as of any date to have “beneficial ownership” of any security that such person owns or has a right to acquire within 60 days after such date.  Any security that any person named above has the right to acquire within 60 days is deemed to be outstanding for purposes of calculating the ownership percentage of such person, but is not deemed to be outstanding for purposes of calculating the ownership percentage of any other person.  Unless otherwise stated, each person owns the reported shares directly and has the sole right to vote and determine whether to dispose of such shares.

A total of 36,667,264 Shares were outstanding as of April 22, 2010.

Directors and Executive Officers	Amount and Nature of Beneficial Ownership (a)	Percent of Class
Richard Leeds (1)	12,702,100	34.6%
Bruce Leeds (2)	9,200,935	25.1%
Robert Leeds (3)	9,948,721	27.1%
Gilbert Fiorentino (4)	846,669	2.3%
Lawrence Reinhold (5)	106,000	*
Robert D. Rosenthal (6)	52,238	*
Stacy Dick(7)	25,238	*
Marie Adler-Kravecas(8)	7,010	*
All current Directors and executive officers of the Company (11 persons)	25,902,431	69.3%

Other Beneficial Owners of 5% or More of the Company’s Voting Stock
Thomas W. Smith(9)	2,579,561	7%

(a)	Amounts listed in this column may include shares held in partnerships or trusts that are counted in more than one individual’s total.

*	less than 1%

(1)
Includes 1,136,666 shares owned by Mr. Leeds directly, 1,297,845 shares owned by the Richard Leeds 2008 GRAT and 3,335,306 shares owned by the Richard Leeds 2007 GRAT.  Also includes 1,838,583 shares owned by a limited partnership of which Richard Leeds is the general partner, 235,850 shares owned by a limited partnership of which a limited liability company controlled by Mr. Leeds is the general partner, 4,338,050 shares owned by trusts for the benefit of his brothers’ children for which Richard Leeds acts as co-trustee and 519,800 shares owned by a limited partnership in which Richard Leeds has an indirect pecuniary interest.  Mr. Leeds’ mailing address is Richard Leeds, c/o Systemax Inc., 11 Harbor Park Drive, Port Washington, NY 11050.

(2)
Includes 2,137,166 shares owned by Mr. Leeds directly, 922,515 shares owned by the Bruce Leeds 2008 GRAT and 1,997,020 shares owned by the Bruce Leeds 2009 GRAT.  Also includes 3,624,434 shares owned by trusts for the benefit of his brothers’ children for which Bruce Leeds acts as co-trustee and 519,800 shares owned by a limited partnership in which Bruce Leeds has an indirect pecuniary interest.  Mr. Leeds’ mailing address is Bruce Leeds, c/o Systemax Inc., 11 Harbor Park Drive, Port Washington, NY 11050.

(3)
Includes 137,168 shares owned by Mr. Leeds directly, 1,623,651 shares owned by the Robert Leeds 2008 GRAT and 3,669,826 shares owned by the Robert Leeds 2007 GRAT.  Also includes 4,048,276 shares owned by trusts for the benefit of his brothers’ children for which Robert Leeds acts as co-trustee and 519,800 shares owned by a limited partnership in which Robert Leeds has an indirect pecuniary interest.  Mr. Leeds’ mailing address is Robert Leeds, c/o Systemax Inc., 11 Harbor Park Drive, Port Washington, NY 11050.

(4)	Includes options to acquire a total of 546,669 shares that are exercisable immediately pursuant to the Company’s 1999 Long-Term Stock Incentive Plan

(5)	Includes options to acquire a total of 100,000 shares that are currently exercisable pursuant to the terms of the Company’s 1999 Long-Term Stock Incentive Plan.

(6)	Includes options to acquire a total of 11,000 shares that are exercisable immediately pursuant to the terms of the Company’s 1995 Stock Plan for Non-Employee Directors.

(7)	Includes options to acquire a total of 18,500 shares that are exercisable immediately pursuant to the terms of the Company’s 1995 Stock Plan for Non-Employee Directors

(8)	Includes options to acquire a total of 5,000 shares that are exercisable immediately pursuant to the terms of the Company’s 2006 Stock Incentive Plan for Non-Employee Directors.

(9)
Based on information supplied by Thomas W. Smith, Scott J. Vassalluzzo, and Stephen M. Fischer in a  Schedule 13G filed with the SEC on February 16, 2010. The address of each of these individuals is 323 Railroad Avenue, Greenwich, Connecticut 06830. Messrs. Smith, Vassalluzzo and Fischer have the shared power to vote or dispose or to direct the vote or the disposal of 2,158,861, 2,158,861 and 2,082,861 shares, respectively.  In addition, Mr. Smith has the sole power to vote or to direct the vote of 407,000 shares and the sole power to dispose or to direct the disposition of 420,700 shares, Mr. Vassalluzzo has the sole power to dispose or to direct the disposition of 100,000 shares and Mr. Fischer has the sole power to vote or to direct the vote of and to dispose or to direct the disposition of 1,000 shares.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the Company’s executive officers and Directors and persons who own more than ten percent of a registered class of the Company’s equity securities to file reports of ownership and changes in ownership with the Securities and Exchange Commission. Executive officers, Directors and ten-percent stockholders are required by SEC regulation to furnish the Company with copies of all Section 16(a) forms they file.  Based solely on its review of the copies of Section 16(a) forms received by it, or written representations from certain reporting persons, the Company believes its executive officers, Directors and ten-percent stockholders complied with all such filing requirements for fiscal year 2009, except for the inadvertent failure to timely file Form 4’s on behalf of certain executive officers and/or directors as follows: a Form 4 filed on April 13, 2009 on behalf of Gilbert Fiorentino concerning two transactions; a Form 4 filed on June 24, 2009 on behalf of Robert D. Rosenthal concerning two transactions; a Form 4 filed on June 24, 2009 on behalf of Stacy Dick concerning one transaction on; a Form 4 filed on August 19, 2009 on behalf of Thomas Axmacher concerning one transaction; and a Form 4 filed on August 19, 2009 on behalf of Curt Rush concerning one transaction.  All the late filings were effected within 14 days of the required filing date.

TRANSACTIONS WITH RELATED PERSONS

Under the Company’s Corporate Ethics Policy, all officers, Directors and employees (collectively the “Company Representatives”) are required to avoid conflicts of interest, appearances of conflicts of interest and potential conflicts of interest.  A “conflict of interest” occurs when a Company Representative’s private interest interferes in any way with the interests of the Company.  A conflict can arise when a Company Representative takes actions or has interests that may make it difficult to perform his or her Company work objectively and effectively.  Conflicts of interest also arise when a Company Representative, or a member of his or her family, receives improper personal benefits as a result of his or her position in the Company.  Company Representatives cannot allow any consideration such as the receipt of gifts or financial interests in other businesses or personal or family relationships to interfere with the independent exercise of his or her business judgment and work activities to the benefit of the Company.  Loans to, or guarantees of obligations of, Company Representatives are prohibited unless permitted by law and authorized by the Board or a Committee designated by the

Board.  If a Company Representative becomes aware of a potential conflict of interest he or she must communicate such potential conflict of interest to the Company.

The Company’s written corporate approval policy requires transactions with related persons, including but not limited to leases with related persons and sales or purchases of Company assets by related persons, to be reviewed and approved or ratified by the Company’s Audit Committee as well as by the Company’s Chief Executive Officer, Chief Financial Officer and General Counsel.  In this regard, all such transactions are first discussed with the Chief Financial Officer and are submitted to the General Counsel’s office, including for an initial determination of whether such further related person transaction review is required.  The Company utilizes the definition of related persons under applicable SEC rules, defined as any executive officer, director or nominee for director of the Company, any beneficial owner of more than 5% of the outstanding shares of the Company’s common stock, or any immediate family member of any such person.  In reviewing these transactions, the Company strives to assure that the terms of any agreement between the Company and a related party is at arm’s length, fair and at least as beneficial to the Company as could be obtained from third parties.  The Audit Committee, in its discretion, may consult with third party appraisers, valuation advisors or brokers to make such determination.

Leases

The Company has leased its facility in Port Washington, NY since 1988 from an entity owned by Richard Leeds, Bruce Leeds and Robert Leeds, Directors of the Company.  Rent expense under this lease totaled approximately $866,000 for fiscal year 2009.  The Company believes that these payments were no higher than would be paid to an unrelated lessor for comparable space.

 Stockholders Agreement

Certain members of the Leeds family (including Richard Leeds, Bruce Leeds and Robert Leeds) and family trusts of Messrs. Leeds entered into a stockholders agreement pursuant to which the parties agreed to vote in favor of the nominees for the Board designated by the holders of a majority of the Shares held by such stockholders at the time of the Company’s initial public offering of the Shares.  In addition, the agreement prohibits the sale of the Shares without the consent of the holders of a majority of the Shares held by all parties to the agreement, subject to certain exceptions, including sales pursuant to an effective registration statement and sales made in accordance with Rule 144.  The agreement also grants certain drag-along rights in the event of the sale of all or a portion of the Shares held by holders of a majority of the Shares.  As of the end of fiscal year 2009, the parties to the stockholders agreement beneficially owned 25,296,800 Shares subject to such agreement (constituting approximately 69% of the Shares outstanding).

Pursuant to the stockholders agreement, the Company granted to the parties demand and incidental, or “piggy-back,” registration rights with respect to the Shares.  The demand registration rights generally provide that the holders of a majority of the Shares may require, subject to certain restrictions regarding timing and number of Shares that the Company register under the Securities Act all or part of the Shares held by such stockholders.  Pursuant to the incidental registration rights, the Company is required to notify such stockholders of any proposed registration of any Shares under the Securities Act and if requested by any such stockholder to include in such registration any number of shares of Shares held by it subject to certain restrictions.  The Company has agreed to pay all expenses and indemnify any selling stockholders against certain liabilities, including under the Securities Act, in connection with the registration of Shares pursuant to such agreement.

EQUITY COMPENSATION PLAN INFORMATION

Information for our equity compensation plans in effect as of the end of fiscal year 2009 is as follows:

	(a)	(b)	(c)
Plan category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
Equity compensation plans approved by security holders..........................................................	2,102,459	$9.87	7,312,252
Equity compensation plans not approved by security holders...................................................	—	—	—
Total......................................................................................................................................................	2,102,459	$9.87	7,312,252

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

In this section, we discuss the material elements of our compensation programs and policies, including the objectives of our compensation programs and the reasons why we pay each element of our executives’ compensation.  Following this discussion, you will find a series of tables containing more specific details about the compensation earned by, or awarded to, the following individuals, whom we refer to as the Named Executive Officers or NEOs.  This discussion focuses on compensation practices relating to the NEO’s for our 2009 fiscal year.

Our NEO’s in 2009 (based on total 2009 compensation earned) were as follows:

Richard Leeds	Chairman; Chief Executive Officer
Bruce Leeds	Vice Chairman
Robert Leeds	Vice Chairman
Gilbert Fiorentino	Chief Executive - Technology Products Group
Lawrence Reinhold	Executive Vice President; Chief Financial Officer

Central Objectives and Philosophy of Our Executive Compensation Programs

The Company’s executive compensation programs are designed to achieve a number of important objectives, including attracting and retaining individuals of superior ability and managerial talent, rewarding individual contributions to the achievement of the Company’s short and long-term financial and business objectives, promoting integrity and good corporate governance, and motivating our executive officers to manage the Company in a manner that will enhance its growth and financial performance for the benefit of our stockholders, customers and employees.  Accordingly, in determining the amount and mix of compensation, the Compensation Committee seeks both to provide a competitive compensation package and to structure annual and long-term incentive programs that reward achievement of performance goals that directly correlate to the enhancement of sustained, long-term shareholder value, as well as to promote executive retention.

Our Compensation Committee seeks to design compensation programs with features that mitigate risk without diminishing the incentive nature of the compensation.  The Company’s variable pay programs are designed to reward outstanding individual and team performance while mitigating risk taking behavior that might affect financial results.  We believe our programs encourage and reward prudent business judgment and appropriate risk-taking over the long term.  We believe the following factors are effective in mitigating risk relating to our compensation programs:

•	Multiple Performance factors: We use multiple performance factors that encourage executives to focus on the overall health of the business rather than a single financial measure.

•	Award Cap. Our 2009 NEO Cash Bonus Plan and our 2010 NEO Cash Bonus Plan (both discussed below) cap the maximum award payable to any individual.

•
Clawback Provision.  The Company’s 2010  NEO Cash Bonus Plan provides the Company the ability to recapture all or a portion of cash awards (i) from our executive officers to the extent a bonus resulted from reported financial results that upon restatement of such results (other than as a result of changes in accounting principles) would not have generated the bonus or would have generated a lower bonus or (ii)from an executive officer if the Board learns of any misconduct by the executive officer that contributed to the Company having to restate all or a portion of its financial statements.  In addition, the Board may recapture cash bonus awards from an executive if the Board determines that the executive engaged in serious ethical misconduct.

•
Management Processes.  Board and management processes are in place to oversee risk associated with the Company’s operations.  Our Board as a whole is responsible for overseeing the Company’s risk management process. The Board focuses on the Company’s general risk management strategy, the most significant risks facing the Company, and seeks to ensure that appropriate risk mitigation strategies are implemented by management.  The Company has recently enhanced its risk management processes, and risk management will be a recurring Audit Committee and Board quarterly agenda item, and is considered part of strategic planning.  The Board is also apprised of particular risk management matters in connection with its general oversight and approval of corporate matters and receives information relating to material risks affecting the Company from management and from our Legal, Risk Management/Insurance and Internal Audit departments.

•
Long Term Equity Compensation.  A number of factors mitigate risks inherent in long-term equity compensation, specifically the vesting period for stock options and restricted stock unit grants, which we believe causes our executives to focus on long term achievements and on building stockholder value.

We believe that our compensation policies for employees generally throughout our organization are not reasonably likely to have a material adverse effect on our company.  From time to time a limited number of key managers are eligible to receive stock options and/or restricted stock units in varying amounts based on the judgment of the Compensation Committee.  However, all awards are subject to years long vesting periods.

Elements of Our Executive Compensation Programs

To promote the objectives described above, our executive compensation programs consist of the following principal elements:

•	Base salary;

•	Incentive cash compensation, i.e. bonuses;

•	Stock–based incentives and

•	Benefits, perquisites and other compensation.

The Committee does not maintain formal policies for specifically allocating compensation among current and long-term compensation or among cash and non-cash compensation elements.  Instead, the Committee maintains flexibility and adjusts different elements of compensation based upon its evaluation of the Company’s key compensation goals set forth above.  The Company does not have a formal policy regarding internal pay equity.

Base Salary - Salary levels are subjectively determined based on individual and Company performance as well as an objective assessment of prevailing salary levels for comparable companies, derived from widely available published reports of the average of prevailing salary levels for comparable companies (based on industry, revenues, number of employees, location and similar factors) in the Company’s geographic region.  Such reports do not identify the component companies.  Each of Mr. Reinhold’s and Mr. Fiorentino’s minimum salary is set pursuant to his respective employment agreement.

Cash Bonuses -  Incentive cash compensation of the Company’s NEO’s under the Systemax Executive Incentive Plan described below is based primarily upon an evaluation of Company performance as it relates to three general business areas:

•
Operational and Financial Performance (utilizing standard metrics such as net sales, operating income, consolidated net income, earnings before interest and taxes (“EBIT”), gross margin, operating margin, earnings per share, working capital, return on invested capital, stockholder equity and peer group comparisons);

•
Strategic Accomplishments (including growth in the business, implementation of systems, process and technology improvements, and growth in the value of the Company’s assets, including through strategic acquisition transactions); and

•
Corporate Governance and Oversight (encompassing legal and regulatory compliance and adherence to Company policies including the timely filing of periodic reports with the SEC, the Sarbanes-Oxley Act, environmental, employment and safety laws and regulations and the Company’s corporate ethics policy).

In determining the compensation of a particular executive, consideration is given to the specific corporate responsibilities that such executive is charged with as they relate to the foregoing business areas.

Historically, different approaches were used to pay cash bonus compensation, as described below.  The Company has recently moved towards a more uniform and target driven incentive compensation structure for its executives; see the discussion below of our 2009 NEO Cash Bonus Plan and our 2010 NEO Cash Bonus Plan.

      Stock-Based Incentives - Stock-based incentives, at the present time consisting of (a) stock options granted at 100% of the stock’s fair market value on the grant date (based on the NYSE closing price of the Company’s common stock on that date) and/or (b) restricted stock units granted subject to certain conditions, constitute the long-term portion of the Company’s executive compensation package.  Stock based compensation provides an incentive for executives to manage the Company with a view to achieving results which would increase the Company’s stock price over the long term and, therefore, the return to the Company’s stockholders.   Stock option, restricted stock and restricted stock unit grants must be approved by the Compensation Committee; however, the Compensation Committee is permitted to delegate this authority to officers of the Company regarding awards to employees who are not officers or directors of the Company and who are not, and are not expected to become, “covered employees” under Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”).  We do not use any specific allocation percentage or formula in determining the size of the cash and equity based components of compensation in relation to each other.

The Compensation Committee is cognizant of the timing of the grant of stock based compensation in relation to the publication of Company earnings releases and other public announcements.  Stock based compensation grants will not be made, generally, until after the Company has disclosed, and the market has had an opportunity to react to, material, potentially market-moving, information concerning the Company.

Richard Leeds, Bruce Leeds and Robert Leeds have not historically received stock options or other stock-based incentives as part of their compensation since the Company’s initial public offering, and did not receive any such compensation in 2007, 2008 or 2009.  As described below, Gilbert Fiorentino  has received stock-based compensation in the past; however, he did not receive new equity compensation grants in 2007, 2008 or 2009.

Benefits, Perquisites and Other Compensation - The Company provides various employee benefit programs to its employees, including NEO’s.  These benefits include medical, dental, life and disability insurance benefits and our 401(k) plan, which includes Company contributions.  The Company also provides Company-owned or leased cars or automobile allowances and related reimbursements to certain NEO’s and certain other Company managers which are not provided to all employees.  Certain Company executives also have or are entitled to receive severance payments, and/or change of control payments pursuant to negotiated employment agreements they have with the Company (see below).  The Company does not provide to executive officers any (a) pension benefits or (b) deferred compensation under any defined contribution or other plan on a basis that is not tax-qualified.

Tax Deductibility Considerations.  It is our policy generally to qualify compensation paid to executive officers for deductibility under section 162(m) of the Code.  Section 162(m) generally prohibits deducting the compensation of executive officers that exceeds $1,000,000 unless that compensation is based on the satisfaction of objective performance goals.  Our long term incentive plans (the 1995 Long-term Stock Incentive Plan, the 1999 Long-term Stock Incentive Plan, as amended, the 1995 Stock Option Plan for Non-Employee Directors, the 2006 Stock Incentive Plan for Non-Employee Directors, and the 2010 Long Term Incentive Plan, if approved by stockholders at the annual meeting) and the Systemax Executive Incentive Plan are structured to permit awards under such plans to qualify as performance-based compensation and to maximize the tax deductibility of such awards.  However, we reserve the discretion to pay compensation to our executive officers that may not be deductible.

Role of the Compensation Committee and CEO in Compensation Decisions

The Compensation Committee’s responsibility is to review and approve corporate goals relevant to the compensation of the Chief Executive Officer and, after an evaluation of the Chief Executive Officer’s performance in light of such goals, to set the compensation of the Chief Executive Officer.  The Compensation Committee also approves, upon the recommendation of the Chief Executive Officer (following consultation with the Chief Financial Officer and Chief Executive of the Technology Products Group), (a) the annual compensation of the other executive officers of the Company, (b) the annual compensation of certain subsidiary managers, and (c) all individual stock incentive grants to other executive officers.  The Compensation Committee is also responsible for reviewing and making periodic recommendations to the Board with respect to the general compensation, benefits and perquisite policies and practices of the Company, including the Company’s stock-incentive based compensation plans.  The Compensation Committee has the authority to retain third party compensation consultants to provide assistance with respect to compensation strategies, market practices, market research data and the Company’s compensation goals.

Systemax Executive Incentive Plan-

The Systemax Executive Incentive Plan was approved by the Company’s stockholders at the Company’s annual stockholder meeting in 2008, and was first implemented in 2009.  Under the plan, executive officers of the Company are eligible to receive an annual cash bonus, based on the Company’s achievement of certain performance-based goals established by the Compensation Committee relating to Operational and Financial Performance, Strategic Accomplishments and Corporate Governance and Oversight.  The amount of any annual award will vary based on performance, and is determined for each participant as a multiple of the participant’s base salary for that year relating to achieving one or more performance goals, up to an annual aggregate bonus per participant of $5 million.  In the event that an award contains more than one performance goal, participants in the plan will be entitled to receive the portion of the target percentage allocated to the performance goal achieved.  In the event that the Company does not achieve at least the minimum performance goals established, no award payment will be made.

Each year, our Compensation Committee adopts an incentive plan for our NEO’s implementing the Systemax Executive Incentive Plan.  The performance goals may be based on the overall performance of the Company, and also may recognize business unit, team and/or individual performance.  The Compensation Committee has the discretion to reduce the amount payable to, or to determine that no amount will be paid to, a participant.  See the discussion below of our 2009 NEO Cash Bonus Plan (implemented under the Systemax Executive Incentive Plan) and our 2010 NEO Cash Bonus Plan (being implemented under our 2010 Long Term Incentive Plan, subject to stockholder approval).

Pursuant to SEC rules, the Company is not disclosing the specific performance targets and actual performance measures for the goals used in its 2009 Bonus Plan and 2010 Bonus Plan because they represent confidential financial information that the Company does not disclose to the public, and the Company believes that disclosure of this information would cause us competitive harm. The Company believes that these performance goals were reasonably challenging to achieve.  Targets are set such that only exceptional performance will result in payouts above the target incentive and poor performance will result in no incentive payment.  We set the target performance goals at a level for which there is a reasonable chance of achievement based upon forecasted performance.  Scenarios were developed based upon a range of assumptions used to build our annual budget.  We did not perform specific analysis on the probability of the achievement of the target performance goals given that the market is difficult to predict.  Rather, we relied upon our experience in setting the goals guided by our objective of setting a reasonably attainable and motivationally meaningful goal.

2009 NEO Cash Bonus Plan

In March 2009, pursuant to the Systemax Executive Incentive Plan, our Compensation Committee, with input from our Chief Executive Officer, established our 2009 NEO Cash Bonus Plan (the “2009 Bonus Plan”) providing for target cash bonuses for the NEO’s based on the achievement of certain performance-based criteria in 2009.  The 2009 Bonus Plan implements for 2009 the Executive Incentive Plan approved by stockholders in March 2008 and pertains specifically to the payment of non-equity compensation to NEO’s for 2009.

Awards for Messrs. Richard, Robert, and Bruce Leeds and Mr. Reinhold under the 2009 Bonus Plan had the following components: 70% for short-term financial accomplishments (tied 60% to Company consolidated earnings performance and 10% to peer group financial comparisons) and 30% for long-term strategic accomplishments (tied 20% to strategic goals, such as acquisitions and process improvements, and 10% to governance and compliance matters).  Those percentages reflect the desire to reward executives for maximizing revenue while controlling costs in a difficult economic environment, while recognizing that a number of strategic initiatives must be accomplished during 2009 to properly position the company for 2010 and beyond.  The applicable base salary multiples for calculating base cash bonus awards was 2 times annual salary for each of Messrs. Richard, Bruce and Robert Leeds and 1 times annual salary for Mr. Reinhold.  In addition, each of these executive officers would receive a special bonus equal to 50% of their respective base target bonus amount for successful implementation of certain management financial reporting technology enhancements in 2009.

Achievement of the consolidated earnings , peer group and strategic goals was measured on a variable basis depending on the level of accomplishment.  Achievement of the governance and compliance and special financial reporting technology goals was measured on the basis of whether or not the goals were effected in 2009.

For each of Messrs. Richard, Bruce, and Robert Leeds and Mr. Reinhold a specific target bonus payment (base case) was established for the consolidated earnings goal as follows: reduced bonuses are payable on a pro rata basis starting at achievement in excess of 70% of the financial target amount up to 100% of the financial target amount; 70% achievement of the financial target would guarantee a bonus of 50% of the target bonus amount for this component; and no bonus is payable in respect of this component if achievement is 70% or less of the financial target.  Increased bonuses (up to 400% of target bonus amount for this component) are payable on a pro rata basis for achieving a financial goal amount in excess of the financial target amount, up to 150% of the financial target amount.

In this regard, for each of Messrs. Richard, Robert and Bruce Leeds and Mr. Reinhold, the Compensation Committee set short term financial targets based on comparing the Company’s performance in achieving organic sales growth, operating margin growth and return on invested capital growth to the performance of a peer group comprised of the following public companies, including competitors of the Company, based on publicly available information: Insight Enterprises Inc., PC Connection Inc., PC Mall Inc., Best Buy Co., Inc., Amazon.com, Inc., hhgregg, MSC Industrial Direct Co., Inc. and W.W. Grainger, Inc. These companies were selected because they have one or more of the following attributes:  business operations in the industries and markets in which the Company participates, similar revenue and market capitalization, global scope of operations and/or diversified product lines.  Bonuses in respect of the peer group companies were set on a variable basis ranging from 50% of the targeted bonus for this component (for underperforming the peer group) to up to 200% of the targeted bonus for this component (for significantly overperforming the peer group).  However, the Company does not utilize benchmarking to establish bonus payment amounts for the Company’s NEO’s.

The award for Mr. Fiorentino under the 2009 Bonus Plan was based on (i) the Company’s Technology Products Group achieving certain earnings targets; (ii) the Company successfully implementing technology enhancements in certain retail stores; and (iii) the successful implementation of certain management financial reporting technology enhancements in 2009.  The portion of the bonus attributable to the earnings target was measured on a variable basis depending on the level of accomplishment.   The award tied to the Technology Products Group earnings targets started with a minimum bonus of approximately $600,000 at achievement of 70% of a target earnings number (i.e. no bonus if earnings were less than 70% of target) and scaled to a maximum bonus of approximately $3.4 million at achievement of 160% of the target.  Achievement of the retail store and financial reporting technology goals was measured on the basis of whether or not the goals are either accomplished or not accomplished during the fiscal year.

Under the 2009 Plan, the Compensation Committee had set the following cash bonus target amounts for each of our NEO’s, assuming achievement of the 2009 financial, non-financial and special information technology goals at 100% base case target levels.

Richard Leeds	$1,701,000
Bruce Leeds	$1,410,000
Robert Leeds	$1,410,000
Gilbert Fiorentino	$2,546,000
Lawrence Reinhold	$696,000

Prior to the adoption of the 2009 Bonus Plan, cash bonuses for each of Messrs. Richard, Robert and Bruce Leeds and for Mr. Reinhold were not based on specific metric targets but rather were subjectively determined by the Compensation Committee based primarily on the Compensation Committee’s belief that each of them provided valuable contributions to the Company and its stockholders by managing the Company successfully and profitably through a difficult economic environment, by implementing critical cost savings initiatives and effecting opportunistic acquisitions to grow market share.

Compensation of NEOs in 2009

In determining the compensation of the Company’s Chief Executive Officer for fiscal year 2009 and approving the compensation of the Company’s other NEO’s, the Committee considered, among the other factors discussed above, the achievement of the performance based criteria established under the 2009 NEO Bonus Plan.

The Compensation Committee determined that the Company and management had performed well, particularly given trends in the general economic environment that had affected the Company’s business throughout fiscal 2009, and that management had executed well on strategic business initiatives to position the Company for growth while managing risk.  Based on Company and individual performance, the Compensation Committee believes that compensation levels for fiscal year 2009 were consistent with the philosophy and objectives of the Company’s compensation programs.  The Company significantly overperformed its peer group and accomplished its special financial reporting technology objectives.  However, Richard Leeds requested that his bonus be reduced to $975,000 (a reduction of $787,000) and Bruce and Robert Leeds each requested that their bonuses be reduced to $670,000 (a reduction of $787,000 each).  The Compensation Committee approved these reductions.

Employment Arrangements of the Named Executive Officers

Richard Leeds

      Richard Leeds has no employment agreement and is an “at will” employee.  Base salary accounted for 46% and bonus accounted for 54% of Mr. Leeds total cash compensation for 2009; Mr Leeds salary for 2010 is set at $567,000; See the discussion of our 2009 Bonus Plan and 2010 Bonus Plan regarding Mr. Leeds non-equity incentive awards for 2009 and 2010.

Bruce Leeds

     Bruce Leeds has no employment agreement and is an “at will” employee.  Base salary accounted for 41% and bonus accounted for 58% of Mr. Leeds total cash compensation for 2009.  Mr. Leeds salary for 2010 is set at $470,000; See the discussion of our 2009 Bonus Plan and 2010 Bonus Plan regarding Mr. Leeds non-equity incentive awards for 2009 and 2010.

Robert Leeds

      Robert Leeds has no employment agreement and is an “at will” employee.  Base salary accounted for 41% and bonus accounted for 58% of Mr. Leeds total cash compensation for 2009.  Mr. Leeds salary for 2010 is set at $470,000; See the discussion of our 2009 Bonus Plan and 2010 Bonus Plan regarding Mr. Leeds non-equity incentive awards for 2009 and 2010.

Gilbert Fiorentino

On October 12, 2004, the Company entered into an employment agreement with Gilbert Fiorentino.  The agreement was effective as of June 1, 2004 and expires on December 31, 2013 unless terminated sooner under the terms of the agreement.

Mr. Fiorentino’s compensation consists of a base salary at the initial annual rate of $400,000 (which is increased by five percent per year subject to certain Company earnings requirements) and a performance bonus of $250,000 per year (similarly increasing annually) provided that he meets certain performance criteria previously established from time to time by the Executive Committee of the Board of Systemax.  He is also eligible for an additional bonus, in the discretion of the Board.

Mr. Fiorentino’s 2009 bonus was determined under the 2009 Bonus Plan as a specified percentage of the worldwide EBIT of the Company’s technology products business, and also took into account achievement of the retail store and technology enhancement and information technology goals, for which he is responsible in order to most accurately reflect Mr. Fiorentino’s direct contribution to the Company and the sustained year over year growth of the business.    The 2009 threshold, target and maximum bonus amounts for Mr. Fiorentino are found in the “Grant of Plan Based Awards” table on page 32.   Base salary accounts for 18%, and non-equity incentive compensation accounted for 81% of Mr. Fiorentino’s total cash compensation for 2009.  Mr. Fiorentino received no stock options or other stock based incentive grants in 2009, 2008 or 2007.

Additional benefits include medical, dental and life and disability insurance benefits, participation in our 401(k) plan, and an automobile allowance.  The Company has also agreed to make certain “gross up” payments if other payments to Mr. Fiorentino are deemed by the IRS to be subject to excise tax.

Under his employment agreement, the vesting schedule of previously granted options was accelerated as follows: Mr. Fiorentino’s option to purchase 350,000 shares of Company stock, granted on February 28, 2003, at an exercise price of $1.76 per Share and his option to purchase 50,000 shares of Company stock, granted on April 1, 2003, at an exercise price of $1.95 per Share both would vest at 20% per year with the first 20% vesting on October 12, 2004 (the date of execution of the employment agreement).  Mr. Fiorentino also was granted new options under the Company’s 1999 Long Term Stock Incentive Plan for 166,667 shares, and the agreement obligated the Company to issue additional options on 166,667 shares in each of August 2005 and 2006, at the then-fair market value.  Options vest in five annual cumulative installments of 20% each.

Mr. Fiorentino was also granted, pursuant to a restricted stock unit agreement (the form of which is part of his employment agreement), 1,000,000 restricted stock units under the 1999 Long Term Stock Incentive Plan conditioned on stockholder approval and the satisfaction of certain performance conditions based on the earnings before interest, taxes, depreciation and amortization in fiscal 2004 or fiscal 2005.  Such restricted stock units vest in accordance with the following schedule: 200,000 on May 31, 2005 and 100,000 on April 1, 2006 and each April thereafter, until April 1, 2013.  The restricted stock units do not reflect actual issued shares; shares are distributed within 30 days after a “Distribution Event”.  A Distribution Event is defined as (x) the earliest of the date that Mr. Fiorentino is no longer employed by the Company, the date of a change of control (as defined) or January 1, 2006 for the units that vest in 2005 or (y) the date on which any subsequent units vest for units that vest after 2005.  If the Company pays dividends or makes other distributions during the term of the restricted stock agreement, however, Mr. Fiorentino has the right to receive equivalent payments under certain circumstances, but shares of Company stock shall only be distributed when there is a Distribution Event.

Mr. Fiorentino’s total compensation for 2009 was higher than the Company’s other NEO’s primarily as a result of the non-equity incentive plan compensation granted to Mr. Fiorentino for 2009 due to the excellent performance of the Technology Products Group and achievement of the retail store technology enhancements and information technology goals.

Compensation that may become payable following the termination of his employment or a change in control of the Company, and other terms of the employment agreement related to such events, are discussed below under “—Potential Payments Upon Termination or Change in Control.”

Lawrence Reinhold

The Company entered into an employment agreement with Mr. Reinhold on January 17, 2007.  The agreement provides for a minimum base salary of $400,000 (which may be increased at the discretion of the Company) and a bonus (which the agreement states is expected to be at least equal to 50% of the base salary) assuming Mr. Reinhold meets certain performance objectives (including the Company’s financial performance objectives) established for him by the Company.  He is entitled to receive a car allowance or a Company-leased car.

Mr. Reinhold’s bonus for 2009 was determined as described above under the heading 2009 Named Executive Officer Cash Bonus Plan.  Mr. Reinhold received a grant of equity compensation in 2009 in the form of stock options. The decision by the Compensation Committee to award Mr. Reinhold stock options was based on Mr. Reinhold’s significant accomplishments in 2009 as well as a desire to further align his interests with those of the Company’s stockholders.  Base salary accounted for 21%, bonus accounted for 32%, and the fair value at grant date of equity awards accounted for 45% of Mr. Reinhold’s total compensation for 2009.

Compensation that may become payable following the termination of his employment or a change in control of the company, and other terms of the employment agreement related to such events, are discussed below under “—Potential Payments Upon Termination or Change in Control.”

Systemax 2010 NEO Cash Bonus Plan

In March 2010, pursuant to the 2010 Long Term Incentive Plan adopted by the Board of Directors (subject to stockholder approval at the Annual Meeting), our Compensation Committee, with input from our Chief Executive Officer, established our 2010 NEO Cash Bonus Plan (“2010 Bonus Plan”) providing for target cash bonuses for the NEO’s based on the achievement of certain financial and non-financial performance-based criteria in 2010.  The 2010 Bonus Plan implements for 2010 the 2010 Long Term Incentive Plan, subject to such stockholder approval, and pertains specifically to the payment of non-equity incentive compensation to NEO’s for 2010.

For 2010, such financial and non-financial goals, the percentage of the executive’s entire cash bonus tied to such goals and the weighting of each component under such goal, are as follows:

•	Financial Goals (80% of total cash bonus target)
-
Adjusted Operating Income Growth (50%); the Compensation Committee believes this is the most important individual component and aligns the interests of our executives with those of our stockholders, in addition to building long term value. Adjusted Operating Income is defined as operating income adjusted for unusual or nonrecurring items as determined by our Compensation Committee.

-
Sales Growth (20%); the Compensation Committee believes topline sales growth is key to our Company remaining competitive with larger companies.  Sales are defined as sales revenue net of returns on a constant currency basis.

-
Return on Invested Capital Growth (10%); the Compensation Committee believes this will encourage management to pursue operational efficiencies in establishing strategic goals and planning for growth.  Return on Invested Capital is defined as adjusted operating income divided by the sum of (i) the book value of stockholders’ equity plus the book value of interest-bearing obligations minus total cash and cash equivalents.

•	Non-Financial Goals for 2010 (20% of total cash bonus target)
-
Strategic Accomplishments (six specific goals weighted at an aggregated 80% of the total non-financial goal): These goals relate to various strategic initiatives that the Compensation Committee believes will enhance the Company’s operational infrastructure.

-
Corporate Governance Goals for 2010 (two specific goals weighted at 20% of the total non-financial goal):   These goals relate to continuing improvements in our internal processes  that the Compensation Committee believes will generally benefit shareholders.

Achievement of each of the target financial goals generates a variable target bonus payment (base case); reduced bonuses are payable on a pro rata basis for each financial goal component, starting at achievement of in excess of 80% of the target financial goal component amount up to 140% of the target financial goal component amount.  Each 1% variance in actual achievement from the 100% level generates a 5% variance in the target bonus amount for that component, and no bonus is payable in respect of these components if achievement is 80% or less of the target financial component goal amount.  Increased bonuses (up to 300% of the target bonus amount for each component) are payable on a pro rata basis for each financial goal component amount achieved.  The non-financial goals are measured based on whether or not the goal is either accomplished or not accomplished during the fiscal year.

Under the 2010 Bonus Plan, the Compensation Committee has set the following cash bonus target amounts for each of our named executive officers, assuming achievement of the 2010 financial and non-financial goals at 100% base case target levels:

Richard Leeds	$1,100,000
Bruce Leeds	$ 750,000
Robert Leeds	$ 750,000
Gilbert Fiorentino	$1,950,000
Lawrence Reinhold	$ 825,000

The Compensation Committee believes these bonus levels are appropriate for each of our named executive officers.

The 2010 Bonus Plan imposes a cap on the total bonus that could be payable to any executive at 200% of the target base case bonus.  The Compensation Committee has the discretion to adjust financial targets based on such events as acquisitions or other one time charges or gains, or other unforeseen circumstances, that can skew normal operating results.  Targets and bonuses are also subject to adjustment to prevent unreasonable results such as adjustments for mergers and acquisitions, one time charges or gains, etc.  Executives must generally be employed with the Company at the time the bonuses are paid out to receive the bonus.

In addition, the Board can demand repayment to the Company of any cash bonuses paid in the event that (i) the executive’s misconduct caused the Company to restate its reported financial results; (ii) the reported results created a bonus that would not have been paid based on the restated results, or (ii) the executive engages in serious ethical misconduct.

Compensation Committee Report to Stockholders*

The Compensation Committee of the Board has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K, which appears in this proxy statement, with the management of Systemax.  Based on this review and discussion, the Compensation Committee recommended to the Board that the Compensation Discussion and Analysis be included in Systemax’s proxy statement on Schedule 14A.

COMPENSATION COMMITTEE

Robert D. Rosenthal (Chairman)
Stacy S. Dick
Marie Adler-Kravecas

*	The information contained in this Compensation Committee Report shall not be deemed to be “soliciting material” or to be “filed”

with the SEC, nor shall such information be incorporated by reference into any filings under the Securities Act of 1933, as amended, which we refer to as the Securities Act, or under the Exchange Act, except to the extent that we specifically incorporate this information by reference into any such filing.
Compensation Committee Interlocks and Insider Participation

The members of the Company’s Compensation Committee for fiscal year 2009 were Marie Adler-Kravecas, Robert D. Rosenthal and Stacy S. Dick.  Until June 12, 2009, Ann Leven was a member of the Compensation Committee.  The Company does not employ any member of the Compensation Committee and no member of the Compensation Committee has ever served as an officer of the Company.  In addition, none of our directors has any interlocking relationship with our Board, Compensation Committee or executive officers that requires disclosure under SEC regulations.

SUMMARY COMPENSATION TABLE

The following table sets forth the compensation earned by the Chief Executive Officer (“CEO”, our principal executive officer), Chief Financial Officer (“CFO”, our principal financial officer), and the three most highly compensated officers other than the CEO and CFO (collectively the “Named Executive Officers”) for fiscal years 2007, 2008 and 2009:

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($) (1)	Non-Equity Incentive Plan Compensation ($) (2)	All Other Compensation ($)	Total ($)
Richard Leeds	2009	567,000	-	-	-	975,000	21,394 (3)	1,563,394
Chairman and Chief Executive Officer	2008	550,000	550,000	-	-	-	26,522	1,126,522
	2007	442,600	600,000	-	-	-	19,843	1,062,443
Bruce Leeds	2009	470,000	-		-	670,000	18,321 (4)	1,158,321
Vice Chairman	2008	450,000	375,000	-	-	-	21,329	846,329
	2007	405,365	400,000	-	-	-	21,912	827,277
Robert Leeds	2009	470,000	-			670,000	16,063 (5)	1,156,063
Vice Chairman	2008	450,000	375,000	-	-	-	20,003	845,003
	2007	405,365	400,000	-	-	-	18,923	824,288
Gilbert Fiorentino	2009	501,378	-		-	2,245,000	325,195 (6)	3,071,573
Chief Executive – Technology Products Group	2008	476,875	-	-	-	1,400,000	622,945	2,499,820
	2007	456,484	1,938,000		-	-	624,916	3,019,400
Lawrence Reinhold	2009	471,625	-	-	1,013,170	719,200	26,531 (7)	2,230,526
Executive Vice President and Chief Financial Officer	2008	455,250	325,000	-	353,250	-	22,923	1,156,423
	2007	380,385	325,000	-	1,446,306	-	20,921	2,172,612

(1) This column represents the fair value of the stock option on the grant date determined in accordance with the provisions of ASC 718. As per SEC rules relating to executive compensation disclosure, the amounts shown exclude the impact of forfeitures related to service based vesting conditions. These amounts were calculated using the Black-Scholes option-pricing model.  For additional information regarding assumptions made in calculating the amount reflected in this column, please refer to Note 8 to our audited consolidated financial statements, included in our Annual Report on Form 10-K for fiscal year 2009.

(2) The 2009 figures in this column represent the amount earned in fiscal year 2009 (although paid in fiscal year 2010) pursuant to the 2009 Bonus Plan. For more information, see the Grants of Plan-Based Awards table below.  Because these payments, as well as the payment that Mr. Fiorentino earned in 2008, were based on predetermined performance metrics, these amounts are reported in the Non-Equity Incentive Plan column.

(3) Includes $20,854 in auto-related expenses.

(4) Includes $17,494 in auto-related expenses.

(5) Includes $15,235 in auto-related expenses.

(6) Includes (i) $300,000 of a dividend equivalent payment and (ii) $25,195 in auto-related expense and Company 401(k) contributions.

(7) Includes $25,703 in auto-related expenses and Company 401(k) contributions.

GRANTS OF PLAN-BASED AWARDS

The following table sets forth the stock options granted to our named executive officers in 2009 and the estimated possible payouts under the cash incentive awards granted to our named executive officers in respect of 2009 performance.

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards			All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/Sh)
		Threshold ($)	Target ($)	Maximum ($)	-	-
Richard Leeds (1)		1,306,000	1,701,000	4,082,000	-	-
Bruce Leeds (1)		1,081,000	1,410,000	3,384,000	-	-
Robert Leeds (1)		1,081,000	1,410,000	3,384,000	-	-
Gilbert Fiorentino (1)		1,675,000	2,546,000	4,448,000	-	-
Lawrence P. Reinhold (1)		534,000	696,000	1,670,000	-	-
	5/18/2009 (2)	-	-	-	100,000	13.19

(1)
Amounts presented assume payment of threshold, target and maximum awards at the applicable level plus, in each case, payment of the special award relating to achievement of the information technology goals.

(2)	The option award granted to Mr. Reinhold on May 18, 2009 is exercisable in four equal installments annually, commencing on May 18, 2010.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END 2009

The following table sets forth information regarding stock option and restricted stock awards previously granted which were outstanding at the end of fiscal year 2009.

The market value of the stock award is based on the closing price of one share of our common stock as of December 31, 2009, which was $15.71.

	Option Awards				Stock Awards
Name (a)	Number of Securities Underlying Unexercised Options (#) Exercisable (b)	Number of Securities Underlying Unexercised Options (#) Unexercisable (c)	Option Exercise Price ($) (e)	Option Expiration Date (f)	Number of Shares or Units of Stock That Have Not Vested (#) (g)	Market Value of Shares or Units of Stock That Have Not Vested ($) (h)

Gilbert Fiorentino	70,000	-	$1.76	2/28/13	-	-
	10,000	-	$1.95	4/1/13	-	-
	166,667	-	$5.65	10/11/14	-	-
	166,667	-	$6.80	3/22/16	-	-
	133,334	33,333 (1)	$8.06	8/25/16	-	-
	-	-	-	-	400,000 (2)	$6,284,000

Lawrence Reinhold	50,000	50,000 (3)	$20.15	1/17/17	-	-
	12,500	37,500 (3)	$11.51	3/11/18	-	-
	-	100,000 (3)	$13.19	5/17/19	-	-
(1) Granted pursuant to Mr. Fiorentino’s employment agreement (see pages 27-28 above). Options vest 20% per year over five years from date of grant.
(2) The remaining restrictions lapse annually in 100,000 share increments through April 2013.
(3) Options vest 25% per year over four years from date of grant.

OPTION EXERCISES AND STOCK VESTED

The following table sets forth information regarding exercise of options to purchase shares of the Company’s common stock and vesting of restricted stock units by the named executive officers that exercised options or whose restricted stock vested during fiscal year 2009:

	Option Awards		Restricted Stock Units Awards

Name (a)	Number of Shares Acquired on Exercise (#) (b)	Value Realized on Exercise ($) (1) (c)	Number of Shares Acquired on Vesting (#) (d)	Value Realized on Vesting ($) (2) (e)
Gilbert Fiorentino	20,000	$130,800	100,000	$1,322,000

(1) The amount in this column reflects the aggregate dollar amount realized upon the exercise of the options, determined by the difference between the market value of the underlying shares of common stock at exercise and the exercise price of the options.

(2) The amount in this column reflects the aggregate dollar amount realized upon the vesting of the restricted stock unit, determined by the market value of the underlying shares of common stock on the vesting date.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE IN CONTROL

Gilbert Fiorentino

Pursuant to Mr. Fiorentino’s employment agreement, the Company may terminate the agreement without cause on 30 days’ notice provided certain severance payments are made.  If Mr. Fiorentino is terminated by the Company without cause (as defined in the agreement), under most circumstances he would become vested in at least half of the restricted stock units that were awarded to him (or all of such units under certain circumstances if a “Qualified Change of Control” as, defined in the agreement, had occurred), subject to the Company’s right to redeem such units.  In addition, Mr. Fiorentino is entitled to a special bonus of 0.85% of the total proceeds of a “qualified” change of control transaction upon the first occurrence of a change of control meeting certain conditions.

Mr. Fiorentino is subject to a two-year non-competition covenant following termination of employment, although such period can be shortened to one year or lengthened to three years by the Company in the event of a termination without “cause” (as defined).  The Company is obligated to continue the employee’s salary and certain other benefits for such non-competition period after an early termination by (a) the Company other than for cause or (b) the employee for “good reason” (as defined) or after the expiration of the agreement at its scheduled termination date.  In the event of a termination without “cause” by the Company or a termination by the employee for “good reason,” certain unvested restricted stock units generally vest and certain options may vest.  In certain instances the Company has the right to redeem vested restricted stock units at fair market value.

Lawrence Reinhold

Mr. Reinhold’s employment agreement is terminable upon death or total disability, by the Company for “cause” (as defined) or without cause, or by the employee voluntarily for any reason or for “good reason” (as defined).  In the event of termination for death, disability, cause or voluntary termination by Mr. Reinhold, the Company will owe no further payments other than as applicable under disability or medical plans, any accrued but unused vacation time (up to four weeks) and, in the event of termination for disability or death, the pro rata portion of any bonus which would otherwise be paid.  If Mr. Reinhold resigns for good reason or if the Company terminates him for any reason other than disability, death or cause, he shall also receive severance payments equal to 12 months’ base salary (or 24 months’ base salary if termination is within 60 days prior to or one year following a “change of control,” as defined), one year’s bonus based on his average annual bonus for the prior two years (unless he was employed for less than two years in which case he will receive a prorated bonus) and a reimbursement of costs for COBRA insurance coverage in addition to the payments paid for other terminations.

Termination of Employment Without Change In Control

The table below sets forth the severance payments that would have been made had the employment of Mr. Fiorentino or Mr. Reinhold (as defined in their employment agreements) been terminated without cause in a situation not involving a change in control, based on a hypothetical termination date of January 2, 2010, the last day of the Company’s fiscal year 2009, and using the closing price of our common stock on December 31, 2009.  These amounts are estimates and the actual amounts to be paid can only be determined at the time of the termination of the officer’s employment.

Name	Cash Compensation (Salary and Bonus) ($)	Value of Accelerated Vesting of Stock Awards ($)	Medical and Other Benefits ($)	Total ($)
Gilbert Fiorentino	3,247,756 (1)	1,571,000 (2)	34,800 (3)	4,853,556
Lawrence P. Reinhold	1,190,825 (4)	-	-	1,190,825

(1) Represents two years’ salary of $501,378 per year and cash bonus of $2,245,000 for fiscal year 2009.

(2) Represents accelerated vesting of 100,000 restricted stock units.

(3) Represents two years’ medical and other benefits.

(4) Represents one year’s salary of $471,625 and cash bonus of $719,200 for fiscal year 2009.

Change In Control Payments

The table below sets forth the change in control payments that would have been made based on a hypothetical change of control date of January 2, 2010, the last day of the Company’s fiscal year 2009, and using the closing price of our common stock on December 31, 2009.  These amounts are estimates and the actual amounts to be paid can only be determined at the time of the change of control.

Name	Cash Compensation (Salary and Bonus) ($)	Value of Accelerated Vesting of Stock Awards ($)	Medical and Other Benefits ($)	Total ($)
Gilbert Fiorentino	3,247,756 (1)(2)	6,284,000 (3)	34,800 (4)	9,566,556 (5)
Lawrence P. Reinhold	1,554,450 (6)	-	34,800	1,589,250 (7)

(1) Represents two years’ salary of $501,378 per year and cash bonus of $2,245,000 for fiscal year 2009.

(2) Upon a “Qualifying Change of Control” as defined in his employment agreement, Mr. Fiorentino would also receive 0.85% of “Qualifying Value” of “Qualifying Change of Control” transaction as defined in his employment agreement.

(3) Represents accelerated vesting of 400,000 restricted stock units.

(4) Upon a change in control, Mr. Fiorentino may be subject to certain excise taxes under Section 280G of the Code.  The Company has agreed to reimburse Mr. Fiorentino for those excise taxes as well as for any income and excise taxes payable by the officers as a result of any such reimbursement capped at $6 million in the aggregate.

(5) Plus additional amounts for a “Qualifying Change of Control” payment as described in footnote (2).  Reimbursement of excise taxes as described in footnote (4) may also be due.

(6) Represents two years’ salary of $471,625 per year and a cash bonus of $719,200 for fiscal year 2009.

(7) Payments are to Mr. Reinhold only if he is terminated without “cause” or resigns for “good reason” within 60 days prior to, or one year following, a Change of Control.

DIRECTOR COMPENSATION

The Company’s policy is not to pay compensation to Directors who are also employees of the Company or its subsidiaries. Each non-employee Director receives annual compensation for 2010 as follows, commencing June 11, 2010: $65,000 per year as base compensation (compared to $50,000 for 2009; in 2009 directors also received $5,000 for each committee membership held), $10,000 per year for each committee chair (compared to $15,000 in 2009), except for the Audit Committee Chair which was increased to $20,000 for 2010, and a grant each year of shares of Company stock (restricted for sale for two years) in an amount equal to $40,000 divided by the fair market value of such stock on the date of grant (compared to 25,000 in 2009).  The Lead Independent Director, currently Robert D. Rosenthal, also receives an additional $20,000 per year ($10,000 in 2009).  The restricted stock grants are made pursuant to the Company’s 2006 Stock Incentive Plan for Non-Employee Directors, which was approved by the Company’s stockholders at the 2006 Annual Stockholders’ Meeting.

Director Compensation For Fiscal Year 2009

The following table sets forth compensation information regarding payments in 2009 to our non-employee Directors:

Name (a)	Fees Earned or Paid in Cash ($) (b)	Stock Awards ($) (1) (c)	Option Awards ($)(2) (d)	Total ($) (h)
Robert D. Rosenthal	90,000	25,000		115,000
Stacy S. Dick	75,000	25,000		100,000
Marie Adler-Kravecas(3)	32,500	25,000	42,457	99,957
Ann Leven(3)	62,500			62,500

(1) This column represents the fair value of the stock award on the grant date determined in accordance with the provisions of ASC 718. As per SEC rules relating to executive compensation disclosure, the amounts shown exclude the impact of forfeitures related to service based vesting conditions. These amounts were calculated using the Black-Scholes option-pricing model.  For additional information regarding assumptions made in calculating the amount reflected in this column, please refer to Note 8 to our audited consolidated financial statements, included in our Annual Report on Form 10-K for fiscal year 2009.

(2) This column represents the fair value of the stock option award on the grant date determined in accordance with the provisions of ASC 718. As per SEC rules relating to executive compensation disclosure, the amounts shown exclude the impact of forfeitures related to service based vesting conditions. These amounts were calculated using the Black-Scholes option-pricing model.  For additional information regarding assumptions made in calculating the amount reflected in this column, please refer to Note 8 to our audited consolidated financial statements, included in our Annual Report on Form 10-K for fiscal year 2009.

(3) Ms. Adler-Kravecas became a director in June 2009.  Ms. Leven was a director of the Company until June 2009; in connection with her resignation from the Board, she entered into a short term consulting arrangement with the Company (which terminated in September 2009) under which she received $25,000 in 2009.

The following table presents the aggregate number of outstanding stock awards and stock option awards held by each of our    non-employee Directors at the end of fiscal year 2009:

Name :	Stock Awards	Option Awards
Marie Adler-Kravecas	2,010	5,000
Robert D. Rosenthal	6,738	11,000
Stacy S. Dick	6,738	19,500

PROPOSAL TO APPROVE THE COMPANY'S 2010 LONG TERM INCENTIVE PLAN

Proposal No. 2 on Proxy Card

Action is to be taken at the Annual Meeting to approve the adoption of the Company’s 2010 Long Term Incentive Plan. The Company's Board of Directors has adopted the Systemax, Inc. 2010 Long Term Incentive Plan (the “Plan” or the “2010 Long Term Plan”), subject to approval by the Company’s shareholders.

The Company previously sponsored the 1999 Long-Term Stock Incentive Plan (the “1999 Plan”). The 1999 Plan expired on December 31, 2009.  As a result, no further awards are available for grant under the 1999 Plan and the 1999 Plan cannot be used for future awards.  Therefore, it is necessary for the Company to adopt the 2010 Long Term Plan to replace the 1999 Plan.

The following is a summary of the principal provisions of the 2010 Long Term Plan.  This description of the 2010 Long Term Plan is qualified in its entirety by reference to the full text of the 2010 Long Term Plan, which is set forth in the attached Annex A.

Purposes

The purposes of the 2010 Long Term Plan are to promote the interests of the Company and its stockholders by (i) attracting and retaining exceptional executive personnel and other key employees, including consultants and advisors to the Company and its affiliates; (ii) motivating such employees, consultants and advisors by means of performance-related incentives to achieve longer-range performance goals; and (iii) enabling such employees, consultants and advisors to participate in the long-term growth and financial success of the Company.

Types of Awards to Be Granted

The 2010 Long Term Plan provides for the granting of incentive stock options, non-qualified stock options, stock appreciation rights, restricted stock, restricted stock units, performance awards or other stock-based awards.  Any of the foregoing is referred to as an “Award.”

Eligibility and Conditions of Grant

Any employee of the Company or of any affiliate and any individual providing consulting or advisory services to the Company or an affiliate, shall be eligible to receive an award under the 2010 Long Term Plan.  The committee that administers the Plan shall determine, in its sole discretion, the terms and conditions of any award.

No award shall be granted under the 2010 Long Term Plan after the fifth anniversary of the adoption of the plan by the Board of Directors, except that “restoration options” may be granted after that date.  Restoration options are options issued to optionees who surrender then-owned shares in exercise of an option.  Such options are issued with an exercise price equal to the fair market value at the date of grant and a term equal to the remaining term of the then-exercised options and for no more than the number of shares delivered in exercise of such options.

Shares Available Under the Plan

Subject to adjustment in the case of certain corporate changes, awards may be granted under the 2010 Long Term Plan with respect to an aggregate of 7,500,000 shares of the Company’s Common Stock.  During a calendar year, awards may be granted to any individual with respect to a maximum of 1,500,000 shares.

Administration

The 2010 Long Term Plan is administered by a committee (the “Committee”) which is designated by the Company's Board of Directors to administer the 2010 Long Term Plan and consists of not less than two directors, each of whom, to the extent necessary to comply with Rule 16b-3 promulgated by the SEC under the Securities Exchange Act (“Rule 16b-3”), and to the extent such persons are available, is a “Non-Employee Director” within the meaning of Rule 16b-3 and, to the extent such persons are available, each of whom is an “outside director” within the meaning of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”).  If the Committee does not exist, or for any other reason determined by the Board of Directors, the Board of Directors may act as the

Committee.  The Committee or the Board of Directors may delegate to one or more officers or managers of the Company the authority to designate the individuals who will receive Awards under the Plan and certain administrative functions related to those awards, provided that the Committee shall itself grant all Awards to those individuals who could reasonably be considered to be subject to the insider trading provisions of Section 16 of the 1934 Act or whose Awards could reasonably be expected to be subject to the deduction limitations of Section 162(m) of the Code.

The Committee determines the persons who will receive Awards, the type of Awards granted, and the number of shares subject to each Award.  The Committee also determines the prices, expiration dates, vesting schedules, forfeiture provisions and other material features of Awards.  The Committee has the authority to interpret and construe any provision of the Plan and to adopt such rules and regulations for administering the Plan as it deems necessary or appropriate.  All decisions and determinations of the Committee are final, binding and conclusive on all parties.

Adjustments

In the event of certain corporate actions affecting the Company’s stock, including, for example, a recapitalization, stock split, reverse stock split, reorganization, merger, consolidation or spin-off, the Committee shall adjust the number of shares of Common Stock available for grant under the Plan and any shall adjust outstanding Awards (including the number of shares subject to the Awards and the exercise price of stock options) in order to prevent dilution or enlargement of the benefits or potential benefits intended to be made available under the Plan or those Awards.

Amendment and Termination of the Plan

The Board may amend, alter, suspend, discontinue, or terminate the Plan or any portion thereof at any time; provided that no such amendment, alteration, suspension, discontinuation or termination shall be made without shareholder approval if such approval is necessary to comply with any tax or regulatory requirement.  Notwithstanding anything to the contrary herein, the Committee may amend the Plan in such manner as may be necessary so as to have the Plan conform to the local rules and regulations in any jurisdiction outside the United States.

The Committee may amend any Award, including an amendment that reduces the exercise price, except that consent of the Award recipient is necessary if the amendment would impair the recipient’s rights under the Award.

Summary of Awards Available Under the Plan

Non-Qualified Stock Options. The exercise price per share of each NQO granted under the Plan is determined by the Committee on the grant date and will not be less than the fair market value of a share of Stock on the grant date.  Each NQO is exercisable for a term, not to exceed ten years, established by the Committee on the grant date.  The exercise price must be paid in cash or, subject to the approval of the Committee, in shares of Stock valued at their fair market value on the date of exercise or by such other method as the Committee may from time to time prescribe.

The Plan contains provisions applicable to the exercise of NQOs subsequent to a grantee’s termination of employment for “cause,” other than for cause, or due to “disability” (as each such term is defined in the Plan) or death.  These provisions apply unless the Committee establishes alternative provisions with respect to an Award.  In general, these provisions provide that NQOs that are not exercisable at the time of such termination shall expire upon the termination of employment and NQOs that are exercisable at the time of such termination shall remain exercisable until the earlier of the expiration of their original term and (i) in the event of a grantee’s termination other than for cause, the expiration of three months after such termination of employment and (ii) in the event of a grantee’s disability or death, the first anniversary of such termination.  In the event the Company terminates the grantee’s employment for cause, all NQOs held by the grantee, whether or not then exercisable, terminate immediately as of the commencement of business on the date of termination of employment.

Stock options generally are not transferrable other than by will or the laws of descent and distribution, except that the Committee may permit transfers to the grantee’s family members or trusts for the benefit of family members.

Incentive Stock Options.  Generally, ISOs are options that may provide certain federal income tax benefits to a grantee not available with NQOs.  An ISO has the same Plan provisions as a NQO (including with respect to various termination events as described above, except that:

•	In order to receive the tax benefits, a grantee must hold the shares acquired upon exercise of an ISO for at least two years after the grant date and at least one year after the exercise date.

•
The aggregate fair market value of shares of Stock (determined on the ISO grant date) with respect to which ISOs are exercisable for the first time by a grantee during any calendar year (whether issued under the Plan or any other plan of the Company or its subsidiaries) may not exceed $100,000.

•
In the case of an ISO granted to any individual who owns stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company, the exercise price per share must be at least 110% of the fair market value of a share of Stock at the time the ISO is granted, and the ISO cannot be exercisable more than five years from the grant date.

•
An option cannot be treated as an ISO if it is exercised more than three months following the grantee’s termination of employment for any reason other than death or disability, or more than one year after the grantee’s termination of employment for disability, unless the grantee died during such three-month or one-year period.  ISOs are not transferable other than by will or by the laws of descent and distribution.

Stock Appreciation Rights. A stock appreciation right (“SAR”) entitles the grantee to receive upon exercise, for each share subject to the SAR, an amount equal to the excess of (i) the fair market value of a share of Common Stock on the date of exercise over (ii) the fair market value of a share of Common Stock on the date of grant.  Each SAR shall be exercisable for a term, not to exceed ten years, established by the Committee on the grant date.  A SAR may be settled in cash or shares of Common Stock (valued at their fair market value on the date of exercise of the SAR), in the Committee’s discretion.

Restricted Stock.  Prior to the vesting of any restricted shares, the shares are not transferable by the grantee and are forfeitable.  Vesting of the shares may be based on continued employment with the Company and/or upon the achievement of specific performance goals, as the Committee determines on the grant date.  The Committee may at the time that shares of restricted stock are granted impose additional conditions to the vesting of the shares.  Unless the Committee provides otherwise, unvested shares of restricted stock are automatically and immediately forfeited upon a grantee’s termination of employment for any reason.

Restricted Stock Units.  A restricted stock unit entitles the grantee to receive a share of Stock, or in the sole discretion of the Committee, the value of a share of Common Stock, on the date that the restricted stock unit vests.  Payment shall be in cash, other securities or other property, as determined in the sole discretion of the Committee.  Unless the Committee provides otherwise, unvested restricted stock units are forfeited upon a grantee’s termination of employment for any reason.

Performance Awards.  Performance awards entitle the grantee to either cash or shares of Common Stock, in the Committee’s sole discretion, upon the achievement of specified performance goals.

Performance Goals

The Plan provides that granting or vesting of restricted stock, restricted stock units and performance awards may be conditioned on the achievement of specified performance goals.  These goals must be established by the Committee within 90 days of the beginning of the year (or other period to which the performance goals relate) or, if shorter, within the first 25% of the performance period.  As discussed below under “Summary of Federal Tax Consequences – $1 Million Limit,” performance-based awards can have significant tax benefits for the Company. The maximum amount with respect to which performance awards may be granted to an individual in a calendar year is $10,000,000 with respect to performance awards denominated in cash and 1,500,000 shares with respect to performance awards denominated in shares.

The performance goals may be based on one or more of:  share price, revenues, earnings (including but not limited to EBITDA), earnings per share, return on equity, expenses, and objective strategic and governance business goals.  Each such performance goal may (1) be expressed with respect to the Company as a whole or with respect to one or more divisions or business units, (2) be expressed on a pre-tax or after-tax basis, (3) be expressed on an absolute and/or relative basis, (4) employ comparisons with past performance of the Company (including one or more divisions) and/or (5) employ comparisons with the current or past performance of other companies, and in the case of earnings-based measures, may employ comparisons to capital, stockholders’ equity and shares outstanding.

To the extent applicable, the measures used in performance goals set under the Plan shall be determined in a manner consistent with the methods used in the Company’s Forms 10-K and 10-Q, except that adjustments will be made for certain items, including special, unusual or non-recurring items, acquisitions and dispositions and changes in accounting principles.

Summary of Federal Tax Consequences

The following is a brief description of the federal income tax treatment that will generally apply to Awards under the Plan based on current federal income tax rules.

Non-Qualified Options.  The grant of an NQO will not result in taxable income to the grantee.  Except as described below, the grantee will realize ordinary income at the time of exercise in an amount equal to the excess of the fair market value of the Stock acquired over the exercise price for those shares, and the Company will be entitled to a corresponding deduction.  Gains or losses realized by the grantee upon disposition of such shares will be treated as capital gains and losses, with the basis in such Stock equal to the fair market value of the shares at the time of exercise.

Incentive Stock Options.  The grant of an incentive stock option will not result in taxable income to the grantee.  The exercise of an incentive stock option will not result in taxable income to the grantee provided that the grantee was, without a break in service, an employee of the Company or a subsidiary during the period beginning on the date of the grant of the option and ending on the date three months prior to the date of exercise (one year prior to the date of exercise if the grantee is disabled, as that term is defined in the Code).  The excess of the fair market value of the Stock at the time of the exercise of an incentive stock option over the exercise price is an adjustment that is included in the calculation of the grantee’s alternative minimum taxable income for the tax year in which the incentive stock option is exercised.

If the grantee does not sell or otherwise dispose of the Stock within two years from the date of the grant of the incentive stock option or within one year after the transfer of such Stock to the grantee, then, upon disposition of such Stock, any amount realized in excess of the exercise price will be taxed to the grantee as capital gain and the Company will not be entitled to a corresponding deduction.  A capital loss will be recognized to the extent that the amount realized is less than the exercise price.  If the foregoing holding period requirements are not met, the grantee will generally realize ordinary income at the time of the disposition of the shares, in an amount equal to the lesser of (i) the excess of the fair market value of the Stock on the date of exercise over the exercise price, or (ii) the excess, if any, of the amount realized upon disposition of the shares over the exercise price and the Company will be entitled to a corresponding deduction.  If the amount realized exceeds the value of the shares on the date of exercise, any additional amount will be capital gain.  If the amount realized is less than the exercise price, the grantee will recognize no income, and a capital loss will be recognized equal to the excess of the exercise price over the amount realized upon the disposition of the shares.  The Company will be entitled to a deduction to the extent that the grantee recognizes ordinary income because of a disqualifying disposition.

Stock Appreciation Rights.  The grant of a SAR will not result in taxable income to the grantee.  Upon exercise of a SAR, the fair market value of Stock received will be taxable to the grantee as ordinary income and the Company will be entitled to a corresponding deduction.  Gains and losses realized by the grantee upon disposition of any such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of exercise.

Restricted Stock.  The grant of restricted stock will not result in taxable income at the time of grant and the Company will not be entitled to a corresponding deduction, assuming that the restrictions constitute a “substantial risk of forfeiture” for federal income tax purposes.  Upon the vesting of shares of restricted stock, the holder will realize ordinary income in an amount equal to the then fair market value of those shares, and the Company will be entitled to a corresponding deduction.  Gains or losses realized by the grantee upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of vesting.  Dividends paid to the holder during the restriction period, if so provided, will also be compensation income to the grantee and the Company will be entitled to a corresponding deduction.  A grantee may elect pursuant to Section 83(b) of the Code to have income recognized at the date of grant of a restricted stock award and to have the applicable capital gain holding period commence as of that date, and the Company will be entitled to a corresponding deduction.

Restricted Stock Units.  The grant of a restricted stock unit will not result in taxable income at the time of grant and the Company will not be entitled to a corresponding deduction.  Upon the vesting of the restricted stock unit, the holder will realize ordinary income in an amount equal to the then fair market value of the shares received, and the Company will be entitled to a corresponding deduction.  Gains or losses realized by the grantee upon disposition of such shares will be treated as capital gains and losses, with the basis in such shares equal to the fair market value of the shares at the time of vesting, when granted to the grantee.

Performance Awards. The grant of a performance award will not result in taxable income at the time of grant and the Company will not be entitled to a corresponding deduction.  The grantee will have compensation income at the time of distribution equal to the amount of cash received and the then fair market value of the distributed shares and the Company will then be entitled to a corresponding deduction.

Withholding of Taxes.  The Company may withhold amounts from grantees to satisfy withholding tax requirements.  Subject to guidelines established by the Committee, grantees may have Stock withheld from Awards or may tender Stock to the Company to satisfy tax withholding requirements.

$1 Million Limit.  Section 162(m) of the Code disallows a federal income tax deduction for certain compensation in excess of $1 million per year paid to each of the Company’s chief executive officer and its three other most highly compensated executive officers (other than the chief financial officer).  Compensation that qualifies as “performance-based compensation” is not subject to the $1 million limit.  Stock options and stock appreciation rights generally are exempt from the $1 million limit.  Other Awards will be exempt from the $1 million limit if the granting or vesting of the Award is conditioned on the achievement of specified, objective performance goals, described above under “Performance Goals.”

Section 409A.  Section 409A of the Code imposes significant new restrictions on deferred compensation and may impact on Awards under the Plan.  If the Section 409A restrictions are not followed, a grantee could be subject to accelerated liability for tax on the non-complying award, as well as a 20% penalty tax.  The Plan is intended to comply with the requirements of Section 409A.

Tax Advice.  The preceding discussion is based on federal tax laws and regulations presently in effect, which are subject to change, and the discussion does not purport to be a complete description of the federal income tax aspects of the Plan.  A grantee may also be subject to state and local taxes in connection with the grant of Awards under the Plan.  Grantees are encouraged to see their own legal, tax and accounting advice.

New Plan Benefits

Awards under the 2010 Long Term Incentive Plan are discretionary; the table below describes awards made to our NEO's for 2010, conditioned on stockholder approval of the Plan.

NEW PLAN BENEFITS

2010 Long Term Incentive Plan

Name and Position	Dollar Value ($) (1)	Number of Units
Richard Leeds: Chairman and Chief Executive Officer	1,100,000	-
Bruce Leeds: Vice Chairman	750,000	-
Robert Leeds: Vice Chairman	750,000	-
Gilbert Fiorentino: Chief Executive Technology Products Group	1,950,000	-
Lawrence Reinhold: Executive Vice President and Chief Financial Officer	825,000	-
Executive Group	5,375,000	-

Non-Executive Director Group	-	-

Non-Executive Officer Employee Group	-	-

(1) Based on achieving 2010 financial and non-financial goals at 100% base case target levels under the 2010 Bonus Plan.  See “2010 NEO Cash Bonus Plan” for additional discussion regarding the determination of awards under the 2010 Bonus Plan.

Vote Required for Approval

Stockholder approval of the 2010 Long Term Incentive Plan is required.  If the stockholders fail to approve the plan, the Company will not grant any awards as described above. If approved by stockholders, the 2010 Long Term Incentive Plan supersedes the Systemax Executive Incentive Plan commencing in 2010.

Approval of the 2010 Long Term Incentive Plan will require the affirmative vote of the holders of a majority of the Shares present in person or by proxy and entitled to vote on the issue.  There are no rights of appraisal or dissenter’s rights as a result of a vote on this issue.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR APPROVAL OF THE COMPANY'S 2010 LONG TERM INCENTIVE PLAN, WHICH IS DESIGNATED AS PROPOSAL NO. 2.

RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

Proposal No. 3 on Proxy Card

Action is to be taken at the Annual Meeting to ratify the selection of Ernst & Young LLP as independent registered public accountants for the Company for fiscal year 2010.

Representatives of Ernst & Young LLP are expected to be present at the Annual Meeting and to be available to respond to appropriate questions.  They will have an opportunity to make a statement if they so desire.

Principal Accounting Fees and Services

The following are the fees billed by Ernst & Young LLP for services rendered during fiscal years 2008 and 2009:

Audit and Audit-related Fees

Ernst & Young billed the Company $2,335,400 for professional services rendered for the audit of the Company’s annual consolidated financial statements for fiscal year 2009 and its reviews of the interim financial statements included in the Company’s Forms 10-Q for that fiscal year and $2,737,400 for such services rendered for fiscal year 2008.

Tax Fees

Tax fees included services for international tax compliance, planning and advice. Ernst &Young LLP billed the Company for professional services rendered for tax compliance, planning and advice in 2009 an aggregate of $85,000.

All Other Fees

Other fees of $1,195 were billed by Ernst & Young LLP for fiscal years 2008 and 2009.

The Audit Committee is responsible for approving every engagement of the Company’s independent registered public accountants to perform audit or non-audit services on behalf of the Company or any of its subsidiaries before such accountants can be engaged to provide those services.  The Audit Committee does not delegate its pre-approval authority.  The Audit Committee has reviewed the services provided to the Company by Ernst & Young LLP and believes that the non-audit/review services it has provided are compatible with maintaining the auditor’s independence.

Stockholder ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accountants is not required by the Company’s By-Laws or other applicable legal requirement.  However, the Board is submitting the selection of Ernst & Young LLP to the stockholders for ratification as a matter of good corporate practice.  If the stockholders fail to ratify the selection, the Audit Committee will reconsider whether or not to continue to retain that firm.  Even if the selection is ratified, the Audit Committee at its discretion may direct the appointment of different independent registered public accountants at any time during the year or thereafter if it determines that such a change would be in the best interests of the Company and its stockholders.

In this regard, the Company’s Audit Committee charter requires the Company to conduct a reproposal for the selection of its independent auditors at least once every five years.  The 2009 audit was the fifth year audited by Ernst & Young, LLP; accordingly, the Company intends to conduct this reproposal process in the course of fiscal year 2010.

Vote Required for Approval

Ratification of the selection of Ernst & Young LLP as the Company’s independent registered public accountants will require the affirmative vote of the holders of a majority of the Shares present in person or by proxy and entitled to vote on the issue.  There are no rights of appraisal or dissenter’s rights as a result of a vote on this issue.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF ERNST & YOUNG AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS FOR FISCAL 2010, WHICH IS DESIGNATED AS PROPOSAL NO. 3.

ADDITIONAL MATTERS

Solicitation of Proxies

This year, we are using the Securities and Exchange Commission, or SEC, notice and access rule that allows us to furnish our proxy materials over the internet to our stockholders instead of mailing paper copies of those materials to each stockholder.  As a result, beginning on or about April 29, 2010, we sent to most of our stockholders by mail a notice containing instructions on how to access our proxy materials over the internet and vote online.  This notice is not a proxy card and cannot be used to vote your shares.  If you received only a notice this year, you will not receive paper copies of the proxy materials unless you request the materials by following the instructions on the notice or on the website referred to in the notice.

The proxy statement and annual report on Form 10-K for fiscal year 2009 are available at www.proxyvote.com.

The cost of soliciting proxies for the Annual Meeting will be borne by the Company.  In addition to solicitation by mail and over the internet, solicitations may also be made by personal interview, fax and telephone.  Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to send proxies and proxy material to their principals, and the Company will reimburse them for expenses in so doing.  Consistent with the Company’s confidential voting procedure, Directors, officers and other regular employees of the Company, as yet undesignated, may also request the return of proxies by telephone or fax, or in person.

Stockholder Proposals

Stockholder proposals intended to be presented at the Annual Meeting, including proposals for the nomination of Directors, must be received by February 14, 2011, to be considered for the 2011 annual meeting pursuant to Rule 14a-8 under the Exchange Act.  Stockholders proposals should be mailed to Systemax Inc., Attention: Investor Relations, 11 Harbor Park Drive, Port Washington, NY 11050.

Other Matters

The Board does not know of any matter other than those described in this proxy statement that will be presented for action at the meeting.  If other matters properly come before the meeting, the persons named as proxies intend to vote the Shares they represent in accordance with their judgment.

A COPY OF THE COMPANY’S FORM 10-K FOR FISCAL YEAR 2009 IS INCLUDED AS PART OF THE COMPANY’S ANNUAL REPORT ALONG WITH THIS PROXY STATEMENT, WHICH ARE AVAILABLE AT www.proxyvote.com.

Available Information

The Company maintains an internet web site at www.systemax.com.  The Company files reports with the Securities and Exchange Commission and makes available free of charge on or through this web site its annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K, including all amendments to those reports.  These are available as soon as is reasonably practicable after they are filed with the SEC.  All reports mentioned above are also available from the SEC’s web site (www.sec.gov).  The information on the Company’s web site or any report the Company files with, or furnishes to, the SEC is not part of this proxy statement.

The Board has adopted the following corporate governance documents (the “Corporate Governance Documents”):

•	Corporate Ethics Policy for officers, Directors and employees;

•	Charter for the Audit Committee of the Board;

•	Charter for the Compensation Committee of the Board;

•	Charter for the Nominating/Corporate Governance Committee of the Board; and

•	Corporate Governance Guidelines and Principles.

In accordance with the corporate governance rules of the New York Stock Exchange, each of the Corporate Governance Documents is available on the Company’s Company web site (www.systemax.com).

Annex A

SYSTEMAX INC.
2010 Long-Term Incentive Plan

SECTION 1   Purpose

The purposes of this Systemax Inc. 2010 Long Term Incentive Plan are to promote the interests of Systemax Inc. and its stockholders by (i) attracting and retaining exceptional executive personnel and other key employees, including consultants and advisors to the Company and its Affiliates, as defined below; (ii) motivating such employees, consultants and advisors by means of performance-related incentives to achieve longer-ranger performance goals; and (iii) enabling such employees, consultants and advisors to participate in the long-term growth and financial success of the Company.

SECTION 2   Definitions

As used in the plan, the following terms shall have the meanings set forth below:

“Affiliate” shall mean any entity that, directly or indirectly, is controlled by the Company, as determined by the Committee.

“Award” shall mean any Option, Stock Appreciation Right, Restricted Stock Award, Restricted Stock Unit, Performance Award or other Stock-Based Award.

“Award Agreement” shall mean any written agreement, contract, or other instrument or document evidencing any Award, including an employment agreement, which may, but need not, be executed or acknowledged by a Participant.

“Board” shall mean the Board of Directors of the Company.

“Cause” shall be the same as defined under any Award Agreement or any other agreement governing the relationship between the Participant and the Company.  If there is no such definition, Cause shall mean (i) the Participant’s willful and intentional repeated failure or refusal, continuing after notice that specifically identifies the breach(es) complained of, to perform substantially his or her material duties, responsibilities and obligations (other than a failure resulting from grantee’s physical or mental incapacity), and which failure or refusal results in demonstrable direct and material injury to the Company; (ii) any willful and intentional act or failure to act involving fraud, misrepresentation, theft, embezzlement, dishonesty or moral turpitude (collectively, “Fraud”) which results in demonstrable direct and material injury to the Company; and (iii) conviction of (or a plea of nolo contendere to) an offense which is a felony in the jurisdiction involved or which is a misdemeanor in the jurisdiction involved but which involves Fraud.

“Code” shall mean the Internal Revenue Code of 1986, as amended from time to time.

“Committee” shall mean a committee of the Board designated by the Board to administer the Plan and composed of not less than two directors, each of whom, to the extent necessary to comply with Rule 16b-3 and to the extent that such persons are available, is a “Non-Employee Director” within the meaning of Rule 16b-3 and, to the extent that such persons are available, each of whom is an “outside director” within the meaning of Section 162 (m) of the Code.

“Company” shall mean Systemax Inc., together with any successor thereto.

“Disability” shall mean any physical or mental condition that would qualify a grantee for a disability benefit under the long-term disability plan maintained by the Company or, if there is no such plan, a physical or mental condition that prevents the grantee from performing the essential functions of the grantee’s position (with or without reasonable accommodation) for a period of six consecutive months.  The existence of a disability shall be determined by the Committee in its sole discretion.

“Employee” shall mean (i) an employee of the Company or of any Affiliate and (ii) an individual providing consulting or advisory services to the Company or any Affiliate as an independent contractor.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended.

“Fair Market Value” shall mean the fair market value of the property or other item being valued, as determined by the Committee in its sole discretion.

“Incentive Stock Option” shall mean an Option that is intended to meet the requirements of Section 422 of the Code or any successor provision thereto.

“Non-Qualified Stock Option” shall mean an Option that is not an Incentive Stock Option.

Option” shall mean a right to purchase Shares from the Company that is granted under Section 6 of the Plan and may be either a Non-Qualified Option or an Incentive Stock Option.

“Other Stock-Based Award” shall mean any right granted under Section 10 of the Plan.

“Participant” shall mean any Employee selected by the Committee to receive an Award under the Plan.

“Performance Award” shall mean any right granted under Section 9 of the Plan.

“Person” shall mean any individual, corporation, partnership, association, joint-stock company, trust, unincorporated organization, government or political subdivision thereof or other entity.

“Plan” shall mean this Systemax 2010 Long-Term Incentive Plan.

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“Restoration Option” shall mean an Option granted pursuant to Section 6(e) of the Plan.

“Restricted Stock” shall mean any Share granted under Section 8 of the Plan and that is subject to restrictions on transferability and is subject to forfeiture.

“Restricted Stock Unit” shall mean any unit granted under Section 8 of the Plan.

“Rule 16b-3” shall mean Rule 16b-3 as promulgated and interpreted by the SEC under the Exchange Act, or any successor rule or regulation thereto as in effect from time to time.

“SEC” shall mean the Securities and Exchange Commission or any successor thereto and shall include the Staff thereof.

“Shares” shall mean the common stock of the Company, $0.01 par value, or such other securities of the Company as may be designated by the Committee from time to time.

“Stock Appreciation Right” shall mean any right granted under Section 7 of the Plan.

“Substitute Awards” shall mean Awards granted in assumption of, or in substitution for, outstanding awards previously granted by a company acquired by the Company or with which the Company combines.

SECTION 3   Administration

(a) The Plan shall be administered by the Committee. Subject to the terms of the Plan and applicable law, and in addition to other express powers and authorizations conferred on the Committee by the Plan, the Committee shall have full power and authority to (i) designate Participants; (ii) determine the type or types of Awards to be granted to an eligible Employee; (iii) determine the number of Shares to be covered by, or with respect to which payments, rights, or other matters are to be calculated in connection with, Awards; (iv) determine the terms and conditions of any Award; (v) determine whether, to what extent, and under what circumstances Awards may be settled or exercised in cash, Shares, other securities, other Awards or other property, or cancelled, forfeited, or suspended and the method or methods by which Awards may be settled, exercised, cancelled, forfeited, or suspended; (vi) determine whether, to what extent, and under what circumstances cash, Shares, other securities, other Awards, other property, and other amounts payable with respect to an Award shall be deferred either automatically or at the election of the holder thereof or of the Committee; (vii) interpret and administer the Plan and any instrument or agreement relating to, or Award made under, the Plan; (viii) establish, amend, suspend or waive rules and regulations and appoint such agents as it shall deem appropriate for the proper administration of the Plan; and (ix) make any other determination and take any other action that the Committee deems necessary or desirable for the administration of the Plan.  If the Committee does not exist or for any other reason determined by the Board, the Board may act as the Committee.

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(b) Unless otherwise expressly provided in the Plan, all designations, determinations, interpretations, and other decisions under or with respect to the Plan or any Award shall be within the sole discretion of the Committee, may be made at any time and shall be final, conclusive, and binding upon all Persons, including the Company, and Affiliate, and Participant, any holder or beneficiary of any Award, any shareholder and any Employee.

SECTION 4   Shares Available for Awards

(a) Subject to adjustment as provided in Section 12, the number of Shares with respect to which Awards maybe granted under the Plan shall be 7,500,000. The maximum number of Shares which may be the subject of Awards granted to any individual during any calendar year shall not exceed 1,500,000. If, after the effective date of the Plan any Shares covered by an Award granted under the Plan, or to which such an Award relates, are forfeited, or if an Award is settled for cash or otherwise terminates or is cancelled without the delivery of Shares, the Shares covered by such Award, or to which such Award relates, or the number of Shares otherwise counted against the aggregate number of Shares with respect to which Awards may be granted, to the extent of any such settlement, forfeiture, termination or cancellation, shall again be, or shall become, Shares with respect to which Awards granted; provided, however, that with respect to any Options or Stock Appreciation Rights granted to any individual who is a “covered employee” as defined in Section 162(m) of the Code and the regulations thereunder that is canceled or as to which the exercise price or grant price is reduced, the number of Shares subject to such Options or Stock Appreciation Rights shall continue to count against the maximum number of Shares which may be the subject of Options and Stock Appreciation Rights granted to such covered employee and such maximum number of Shares shall be determined in accordance with Section 162(m) of the Code and regulations promulgated thereunder. In the event that any Option or other Award granted hereunder is exercised through the delivery of Shares, the number of Shares available for Awards under the Plan shall be increased by the number of Shares surrendered.

(b) Sources of Shares Deliverable Under Awards. Any Shares delivered pursuant to an Award may consist, in whole or in part, of authorized and unissued and unissued Shares or of treasury Shares.

SECTION 5   Eligibility

Any Employee, including any officer or director of the Company, shall be eligible to be designated a Participant.

SECTION 6   Stock Options

(a) Grant. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Employees to whom Options shall be granted, the number of Shares to be covered by each Option, the option price therefor and the conditions and limitations applicable to the exercise of the Option.  The Award Agreement with respect to each Option shall specify if the Option is an Incentive Stock Option or a Non-Qualified Stock Option.  If the applicable Award Agreement does not so specify, such Option shall be a Non-Qualified Stock Option.  Incentive Stock Options only may be granted to employees of the Company.

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(b) Exercise Price. The Committee in it sole discretion shall establish the exercise price at the time each option is granted, but in no event shall the exercise price be less than the Fair Market Value of a share on the date of grant.

(c) Exercise. Each Option shall be exercisable at such times and subject to such terms and conditions as the Committee may, in its sole discretion, specify in the applicable Award Agreement or thereafter. The Committee may impose such conditions with respect to the exercise of Options, including without limitation, any relating to the application of federal or state securities laws, as it may deem necessary or advisable.

(d) Payment. No Shares shall be delivered pursuant to any exercise of an Option until payment in full of the Option price thereof is received by the Company. Such payment may be made in cash, or its equivalent, or, if and to the extent permitted by the Committee, by exchanging Shares owned by the optionee (which are not the subject of any pledge or other security interest), or by a combination of the foregoing, provided that the combined value of all cash and cash equivalents and the Fair Market Value of any such Shares so tendered to the Company as of the date of such tender is at least equal to such Option price.

(e) Restoration Options. In the event that any Participant delivers Shares in payment of the exercise price of any Option granted hereunder in accordance with Section 6(d), the Committee shall have the authority to grant or provide for the automatic grant of a Restoration Option to such Participant. The Grant of a Restoration Option shall be subject to the satisfaction of such conditions or criteria as the Committee in its sole discretion shall establish from time to time. A Restoration Option shall entitle the holder therof to purchase a number of Shares equal to the number of such Shares so delivered upon exercise of the original Option. A Restoration Option shall have a per share exercise price of not less than 100% of the per Share Market Value on the date of grant of such Restoration Option, a term no longer than the remaining term of the original option at the time of exercise thereof, and such other terms and conditions as the Committee in its sole discretion shall determine.

(f) Termination of Employment.  Except as otherwise provided in the applicable Award Agreement, upon a Participant’s termination of employment, the following shall apply:

(i)
Generally.  If a Participant’s employment terminates for any reason other than death, disability or cause, then: (x) all Options not yet exercisable as of the date of such termination shall expire on the date of such termination and (y) all options that are exercisable as of the date of such termination shall remain exercisable for the three-month period following such termination of employment.

(ii)
Death or Disability.  If a Participant’s employment terminates due to the Participant’s death or disability, then: (x) all Options not yet exercisable as of the date of such termination shall expire on the date of such termination and (y) all options that are exercisable as of the date of such termination shall remain exercisable until the first anniversary of the Participant’s termination of employment.

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(iii)
Cause.  If a Participant’s employment is terminated for cause, all Options not theretofore exercised shall terminate upon the commencement of business on the date of the Participant’s termination of employment.

(iv)
Restrictions on Exercise Following Death.  Any exercise of an Option following a Participant’s death shall be made only by the Participant’s executor or administrator or other duly appointed representative reasonably acceptable to the Committee, unless the Participant’s will specifically disposes of such Option, in which case such exercise shall be made only by the recipient of such specific disposition.  If a Participant’s personal representative or the recipient of a specific disposition under the Participant’s will shall be entitled to exercise any Option pursuant to the preceding sentence, such representative or recipient shall be bound by all the terms and conditions of the Plan and the applicable Award Agreement which would have applied to the Participant.

(v)
Special Rules for Incentive Stock Options.  No Option that remains exercisable for more than three months following a Participant’s termination of employment for any reason other than death (including death within three months after the termination of employment or within one year after a termination due to disability) or disability, or for more than one year following a Participant’s termination of employment as the result of disability, may be treated as an Incentive Stock Option.

(g) Incentive Stock Options: $100,000 Limitation.  To the extent that the aggregate Fair Market Value (determined as of the time the Option is granted) of the Shares with respect to which Incentive Stock Options are first exercisable by any employee during any calendar year shall exceed $100,000, or such higher amount as may be permitted from time to time under section 422 of the Code, such Options shall be treated as Non-Qualified Stock Options.

(h) Incentive Stock Options: 10% Owners.  Notwithstanding the foregoing provisions of this Section 6, an Incentive Stock Option may not be granted under the Plan to an individual who, at the time the Option is granted, owns Shares possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its parent or subsidiary (as such ownership may be determined for purposes of section 422(b)(6) of the Code) unless (i) at the time such Incentive Stock Option is granted the Option exercise price is at least 110% of the Fair Market Value of the Shares subject thereto and (ii) the Incentive Stock Option by its terms is not exercisable after the expiration of 5 years from the date it is granted.

SECTION 7   Stock Appreciation Rights

(a) Grant. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Employees to whom Stock Appreciation Rights shall be granted, the number of Shares to be covered by each Stock Appreciation Right Award, the grant price thereof and the conditions and limitations applicable to the exercise thereof. Stock Appreciation Rights may be granted in tandem with another Award, in addition to another

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Award, or freestanding and unrelated to another Award. Stock Appreciation Rights granted in tandem with or in addition to an Award may be granted either at the same time as the Award or at a later time.

(b) Exercise and Payment. A Stock Appreciation Right shall entitle the Participant to receive an amount equal to the excess of the Fair Market Value of a Share on the date of exercise of the Stock Appreciation Right over the grant price thereof. The Committee shall determine whether a Stock Appreciation Right shall be settled in cash, Shares or a combination of cash and Shares.

(c) Other Terms and Conditions. Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine, at or after the grant of a Stock Appreciation Right, the term, methods of exercise, methods and form of settlement, and any other terms and conditions of any Stock Appreciation Right. Any such determination by the Committee may be changed by the Committee from time to time and may govern the exercise of Stock Appreciation Rights granted or exercised thereafter. The Committee may impose such conditions or restrictions on the exercise of any Stock Appreciation Right as it shall deem appropriate.

SECTION 8   Restricted Stock and Restricted Stock Units

(a) Grant. Subject to the provisions of the Plan, the Committee shall have sole and complete authority to determine the Employees to whom Shares of Restricted Stock and Restricted Stock Units shall be granted, the number of Shares of Restricted Stock and/or the number of Restricted Stock Units to be granted to each Participant, the vesting schedule for such awards, and the other terms and conditions of such Awards.

(b) Transfer Restrictions. Restricted Stock and Restricted Stock Units may not be sold, assigned, transferred, pledged or otherwise encumbered, except as provided in the Plan or the applicable Award agreements. Certificates issues in respect of Restricted Stock shall be registered in the name of the Participant and deposited by such Participant, together with a stock power endorsed in the blank with the company. Upon the lapse of the restrictions applicable to such Restricted Stock, the Company shall deliver such certificates to the Participant or the Participant's legal representative.

(c) Termination of Employment.  Except to the extent that the applicable Award Agreement provides otherwise, if the Participant’s employment is terminated for any reason, all unvested Shares of Restricted Stock and unvested Restricted Stock Units shall be forfeited as of the date of termination.

(d) Payment.

(i)
Upon vesting of a Restricted Stock Unit, the Company shall pay the holder of the Restricted Stock Unit the Fair Market Value of a Share on the date of vesting. Such payment shall be in cash, other securities or other property, as determined in the sole discretion of the Committee.

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(ii)
Dividends paid on any Shares of Restricted Stock may be directly to the Participant, or may be reinvested in additional Shares of Restricted Stock or in Restricted Stock Units, as determined by the Committee in its sole discretion.

SECTION 9   Performance Awards

(a) Grant. The Committee shall have sole and complete authority to determine Employees who shall receive a “Performance Award”, which shall consist of a right which is (i) denominated in cash or Shares, (ii) valued, as determined by the Committee, in accordance with the achievement of such performance goals during such performance periods as the Committee shall establish, and (iii) payable at such time and in such form as the Committee shall determine.

(b) Terms and Conditions. Subject to the terms of the Plan and any applicable Award Agreement, the Committee shall determine the performance goals to be achieved during any performance period, the length of any performance period, the amount of any Performance Award and the amount and kind of any payment of transfer to be made pursuant to any Performance Award.

(c) Payment of Performance Awards. Performance Awards may be paid in a lump sum or in installments following the close of the performance period or, in accordance with procedures established by the Committee at the time the Performance Award is granted.

(d) Maximum Award. The maximum amount with respect to which Performance Awards may be granted to a Participant in a calendar year shall be (i) $10,000,000 with respect to Performance Awards denominated in cash and (ii) 1,500,000 Shares with respect to Performance Awards denominated in Shares.

SECTION 10   Performance-Based Awards

(a) Objective Performance Goals, Formulae or Standards. The grant of Restricted Stock, Restricted Stock Units or Performance Awards, or the lapse of restrictions or vesting with respect to such Awards may be based on the attainment of one or more objective performance goals intended to comply with Section 162(m) of the Code.  In such a case, the following shall apply:

(i)	The Committee shall establish a “performance period,” which may be the fiscal year or any other specified period.

(ii)
Prior to the start of the performance period or within ninety (90) days after the beginning of the performance period, or, if sooner, within the first 25% of the performance period, and while the outcome of the performance goals are substantially uncertain, the Committee shall establish in writing the performance goals and the applicable vesting percentage of the Restricted Stock, Restricted Stock Units or Performance Awards applicable to each Participant or class of Participants.

(iii)
The applicable performance goals shall be based on one or more of the following performance criteria: share price, revenues, earnings (including but not limited to EBITDA), earnings per share, return on equity, expenses, and objective strategic business and governance goals. Each such performance goal may (1) be expressed with respect to the Company as a whole or with respect to one or more divisions or business units, (2) be expressed

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on a pre-tax or after-tax basis, (3) be expressed on an absolute and/or relative basis, (4) employ comparisons with past performance of the Company (including one or more divisions) and/or (5) employ comparisons with the current or past performance of other companies, and in the case of earnings-based measures, may employ comparisons to capital, stockholders’ equity and shares outstanding. Prior to the lapse of restrictions or vesting of Restricted Stock or Restricted Stock Units which are based on one or more of the performance goals hereunder, the Committee shall certify in writing (which may be by approved minutes) that the applicable performance goals were in fact satisfied.

To the extent applicable, the measures used in performance goals set under the Plan shall be determined in a manner consistent with the methods used in the Company’s regular reports on Forms 10-K and 10-Q, without regard to any of the following, unless otherwise determined by the Committee consistent with the requirements of Section 162(m)(4)(C) and the regulations thereunder:

(A)
all items of gain, loss or expense for a fiscal year that are related to special, unusual or non-recurring items, events or circumstances affecting the Company or the financial statements of the Company;

(B)
all items of gain, loss or expense for a fiscal year that are related to (i) the disposal of a business or discontinued operations or (ii) the operations of any business acquired by Company during the fiscal year;

(C)	all items of gain, loss or expense for a fiscal year that are related to changes in accounting principles or to changes in applicable law or regulations; and

(D)	any similar items that would affect comparability of the performance goals.

To the extent any objective performance goals are expressed using any earnings or sales-based measures that require deviations from the manner in which the Company’s Forms 10-K and 10-Q are prepared, such deviations shall be at the discretion of the Committee and established at the time the applicable performance goals are established.

SECTION 11   Other Stock-Based Awards

(a) General. The Committee shall have authority to grant to eligible Employees an “Other Stock-Based Award”, which shall consist of any right which is (i) not an Award described in Sections 6 through 9 above and (ii) an Award of Shares or an Award denominated or payable in, valued in whole or in part by reference to, or otherwise based on or related to, Shares (including, without limitation, securities convertible into Shares), as deemed by the Committee to be consistent with the purposes of the Plan. Subject to the terms of the Plan and

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any applicable Award Agreement, the Committee shall determine the terms and conditions of any such Other Stock-Based Award. Except in the case of an Other Stock-Based Award that is a Substitute Award, the price at which securities may be purchased pursuant to any Other Stock Based Award granted under this plan or the provision, if any, of any such Award that is analogous to the purchase of exercise price, shall not be less than 100% of the Fair Market Value of the securities which such an Award relates on the date of grant.

(b) Dividend Equivalents. In the sole and complete discretion of the Committee, an Award, whether made as an Other Stock-Based Award under this Section 10 or as an Award granted pursuant to Sections 6 through 9 hereof, may provide the Participant with dividend equivalents, payable in cash, Shares, other securities or other property on a current or deferred basis, provided that any deferred payment shall be structured in accordance with Section 409A of the Code.

SECTION 12   Amendment and Termination

(a) Amendments to the Plan. The Board may amend, alter, suspend, discontinue, or terminate the Plan or any portion thereof at any time; provided that no such amendment, alteration, suspension, discontinuation or termination shall be made without shareholder approval if such approval is necessary to comply with any mandatory tax or regulatory requirement. Notwithstanding anything to the contrary herein, the Committee may amend the Plan in such manner as may be necessary so as to have the Plan conform with the local rules and regulations in any jurisdiction outside the United States.

(b) Amendments to Awards. The Committee may waive any conditions or rights under, amend any terms of, or alter, suspend discontinue, cancel or terminate, any Award theretofore granted, prospectively or retroactively, including to reduce the exercise price of an Award; provided that any such waiver, amendment, alteration, suspension, discontinuance, cancellation or termination that would impair the rights of any Participant or any holder of an Award theretofore granted shall not to that extent be effective with the consent of the affected Participant or holder.

(c) Cancellation. Any provision of this Plan or any Award Agreement to the contrary notwithstanding, the Committee may cause an Award granted hereunder to be cancelled in consideration of a cash payment or alternative Award made to the holder of such cancelled Award equal in value to the Fair Market Value of such cancelled Award.

SECTION 13   Adjustments

(a) Shares Available for Grants.  In the event of any change in the number of Shares outstanding by reason of any stock dividend or split, reverse stock split, recapitalization, merger, consolidation, combination or exchange of shares or similar corporate change, the maximum number of Shares with respect to which the Committee may grant awards under the Plan and the individual annual limit, both as described in Section 4(a), shall be appropriately adjusted by the Committee.  In the event of any change in the number of Shares outstanding by reason of any other event or transaction, the Committee may, but need not, make such adjustments in the number and class of shares with respect to which awards: (i) may be granted under the Plan and (ii) granted

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to any one employee of the Company or a subsidiary during any one calendar year, in each case as the Committee may deem appropriate.

(b) Outstanding Restricted Stock, Restricted Stock Units and Performance Awards.  Unless the Committee in its sole discretion otherwise determines, any securities or other property (including dividends paid in cash) received by a grantee with respect to a share of Restricted Stock, which has not yet vested, as a result of any dividend, stock split, reverse stock split, recapitalization, merger, consolidation, combination, exchange of shares or otherwise, will not vest until such share of restricted stock vests, and shall be promptly deposited with the Company or other custodian designated by the Company.

The Committee shall adjust any grant of Restricted Stock Units or Performance Awards payable in Shares, to reflect any dividend, stock split, reverse stock split, recapitalization, merger, consolidation, combination, exchange of shares or similar corporate change, as the Committee may deem appropriate to prevent the enlargement or dilution of rights of grantees.

(c) Outstanding Options and Stock Appreciation Rights – Increase or Decrease in Issued Shares Without Consideration.  Subject to any required action by the stockholders of the Company, in the event of any increase or decrease in the number of issued Shares resulting from a subdivision or consolidation of Shares or the payment of a stock dividend, or any other increase or decrease in the number of such shares effected without receipt of consideration by the Company, the Committee shall proportionally adjust the number of Shares subject to each outstanding Option and Stock Appreciation Right and the exercise price-per-share of each such Option and Stock Appreciation Right.

(d) Outstanding Options and Stock Appreciation Rights – Certain Mergers.  Subject to any required action by the stockholders of the Company, in the event that the Company shall be the surviving corporation in any merger or consolidation (except a merger or consolidation as a result of which the holders of shares of Common Stock receive securities of another corporation), each Option and Stock Appreciation Right outstanding on the date of such merger or consolidation shall pertain to and apply to the securities which a holder of the number of Shares subject to such Option and Stock Appreciation Right would have received in such merger or consolidation.

(e) Outstanding Options and Stock Appreciation Rights – Certain Other Transactions.  In the event of (i) a dissolution or liquidation of the Company, (ii) a sale of all or substantially all of the Company’s assets, (iii) a merger or consolidation involving the Company in which the Company is not the surviving corporation or (iv) a merger or consolidation involving the Company in which the Company is the surviving corporation but the holders of Shares receive securities of another corporation and/or other property, including cash, the Committee shall, in its sole discretion, have the power to:

(i)
cancel, effective immediately prior to the occurrence of such event, each Option and Stock Appreciation Right outstanding immediately prior to such event (whether or not then exercisable), and, in full consideration of such cancellation, pay to the grantee to whom such Option and Stock

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Appreciation Right was granted an amount in cash, for each Share subject to such Option and Stock Appreciation Right, respectively, equal to the excess of (x) the value, as determined by the Committee in its sole discretion, of the property (including cash) received by the holder of a Share as a result of such event over (y) the exercise price of such Option or Stock Appreciation Right; or

(ii)
provide for the exchange of each Option and Stock Appreciation Right outstanding immediately prior to such event (whether or not then exercisable) for an Option on or Stock Appreciation Right with respect to, as appropriate, some or all of the property which a holder of the number of Shares subject to such Option or Stock Appreciation Right would have received and, incident thereto, make an equitable adjustment as determined by the Committee in its sole discretion in the exercise price of the Option or Stock Appreciation Right, or the number of shares or amount of property subject to the Option or Stock Appreciation Right, or, if appropriate, provide for a cash payment to the grantee to whom such Option or Stock Appreciation Right was granted in partial consideration for the exchange of the Option or Stock Appreciation Right.

(f) Outstanding Options and Stock Appreciation Rights – Other Changes.  In the event of any change in the capitalization of the Company or a corporate change other than those specifically referred to in this Section 12, the Committee may, in its sole discretion, make such adjustments in the number and class of shares subject to Options and Stock Appreciation Rights outstanding on the date on which such change occurs and in the per-share exercise price of each such Option and Stock Appreciation Right as the Committee may consider appropriate to prevent dilution or enlargement of rights.  In addition, if and to the extent the Committee determines it is appropriate, the Committee may elect to cancel each Option and Stock Appreciation Right outstanding immediately prior to such event (whether or not then exercisable), and, in full consideration of such cancellation, pay to the grantee to whom such Option or Stock Appreciation Right was granted an amount in cash, for each Share subject to such Option or Stock Appreciation Right, respectively, equal to the excess of (i) the Fair Market Value of Shares on the date of such cancellation over (ii) the exercise price of such Option or Stock Appreciation Right.

(g) No Other Rights.  Except as expressly provided in the Plan, no grantee shall have any rights by reason of any subdivision or consolidation of shares of stock of any class, the payment of any dividend, any increase or decrease in the number of shares of stock of any class or any dissolution, liquidation, merger or consolidation of the Company or any other corporation.  Except as expressly provided in the Plan, no issuance by the Company of shares of stock of any class, or securities convertible into shares of stock of any class, shall affect, and no adjustment by reason thereof shall be made with respect to, the number of Shares subject to an award or the exercise price of any Option or Stock Appreciation Right.

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SECTION 14   General Provisions

(a) Nontransferability.  Each Award, and each right under any Award, shall be exercisable only by the Participant during a Participant's lifetime, if permissible under applicable law, by the Participant's guardian or legal representative or by a transferee receiving such Award pursuant to a qualified domestic relations order (“QDRO”), as determined by the Committee.

(b) No Rights to Awards. No Employee, Participant, or other Person shall have any claim to be granted any Award, and there is no obligation for uniformity of treatment of Employees, Participants, or holders or beneficiaries of Awards. The terms and conditions of Awards need not be same with respect to each recipient.

(c) Share Certificates. All certificates for Shares or other securities of the Company or any Affiliate delivered under the Plan pursuant to any Award or the exercise thereof shall be subject to such stop transfer orders and other restrictions as the Committee may deem advisable under the plan or the rules, regulations, and other requirements of the Securities and Exchange Commission, and stock exchange upon which such Shares or other securities are then listed, and any applicable Federal or state laws, and the Committee may cause a legend or legends to be put on any certificates to make appropriate references to such restrictions.

(d) Delegation. Subject to the terms of the Plan and applicable law, the Committee may delegate to one or more officers or managers of the Company or any Affiliate, or to a committee of such officers or managers, the authority, subject to such terms and limitations as the Committee shall determine, to grant Awards to, or to cancel, modify or waive rights with respect to, or to alter, discontinue, suspend, or terminate Awards held by, Employees who (i) are not officers or directors of the Company for purposes of section 16 of the Exchange Act, or any successor section thereto, or who are otherwise not subject to such section, (ii) are not “covered employees” under Section 162(m) of the Code and (iii) the Committee does not anticipate will become covered employees under such Section.

(e) Withholding. Any Participant may be required to pay the Company or any Affiliate with respect to, and the Company or any Affiliate shall have the right and is hereby authorized to withhold from, any Award, from any payment due or transfer made under any Award or under the Plan or from any compensation or other amount owing to a Participant the amount (in cash, and to the extent approved by the Committee, Shares, other securities, other Awards or other property) of any applicable withholding taxes in respect of an Award, its exercise, or any payment or transfer under an Award or under the Plan and to take such other action as may be necessary in the opinion of the company to satisfy all obligations for the payment of such taxes. The Committee may provide for additional cash payments to holders of Awards to help defray or offset any tax arising from the grant, vesting, exercise or payments of any Award.

(f) Award Agreements. Each Award hereunder shall be evidenced by an Award Agreement which shall be delivered to the Participant and shall specify the terms and conditions of the Award and any rules applicable thereto, including but not limited to the effect on such Award of the death, retirement or other termination of employment of a Participant and the effect, if any, of a change in control of the Company.

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(g) No Limit in Other Compensation Arrangements. Nothing contained in the Plan shall prevent the Company or any Affiliate from adopting or continuing in effect other compensation arrangements, which may, but need not, provide for the grant of options, Restricted Stocks, Shares and other types of Awards provided for hereunder (subject to shareholder approval if such approval is required), and such arrangements may either be generally applicable or applicable only in specific cases.

(h) No Right to Employment. The grant of an Award shall not be construed as giving a Participant the right to be retained in the employ of the Company or any Affiliate. Further, the company or Affiliate may at any time dismiss a Participant from employment, free from any liability or any claim under the Plan, unless otherwise expressly provided in the Plan or in any Award Agreement.

(i) No Rights as Stockholder. Subject to the provisions of the applicable Award, no Participant or holder or beneficiary of any Award shall have any rights as a stockholder with respect to any Shares to be distributed under the Plan until he or she has become the holder of such Shares. Notwithstanding the foregoing, in connection with each grant of Restricted Stock hereunder, the applicable Award shall specify if and to what extent the Participant shall not be entitled to the rights of a stockholder in respect of Restricted Stock.

(j) Governing Law. The validity, construction, and effect of the Plan and any rules and regulations relating to the Plan and any Award Agreement shall be determined in accordance with the laws of the State of Delaware.

(k) Severability. If any provision of the Plan or any Award is or becomes or is deemed to be invalid, illegal, or unenforceable in any jurisdiction or as to any Person or Award, or would disqualify the Plan or any Award under and law deemed applicable by the Committee, such provision shall be construed or deemed amended to conform the applicable laws, or if it cannot be construed or deemed amended without, in the determination of the Committee, materially altering the intent of the Plan or Award, such provision shall be stricken as to such jurisdiction, Person or Award and the remainder of the Plan and any such Award shall remain in full force and effect.

(l) Other Laws. The Committee may refuse to issue or transfer any Shares or other consideration under an Award if, acting in its sole discretion, it determines that the issuance or transfer of such Shares or such consideration might violate any applicable law or regulation or entitle the Company to recover the same under Section 16(b) of the Exchange Act, and any payment tendered to the Company by a Participant, other holder or beneficiary in connection with the exercise of such Award shall be promptly refunded to the relevant Participant, holder or beneficiary. Without limiting the generality of the foregoing, no Award granted hereunder shall be construed as an offer to sell securities of the Company, and no such offer shall be outstanding, unless and until the Committee in its sole discretion has determined that any such offer, if made, would be in compliance with all applicable requirements of the U.S. federal securities laws.

(m) No Trust or Fund Created. Neither the Plan nor any Award shall create or be construed to create a trust or separate fund of any kind or a fiduciary relationship between the

14

Company or any Affiliate and a Participant or any other Person. To the extent that any person acquires a right to receive payments from the Company or any Affiliate pursuant to an Award, such right shall be no greater than the right of any unsecured general creditor of the Company or any Affiliate.

(n) No Fractional Shares. No fractional Shares shall be issued or delivered pursuant to the Plan or any Award, and the Committee shall determine whether cash, other securities, or other property shall be paid or transferred in lieu of any fractional Shares or whether such fractional Shares or any rights thereto shall be cancelled, terminated, or otherwise eliminated.

(o) Headings. Headings are given to the Sections and subsections of the Plan solely as a convenience to facilitate reference. Such headings shall not be deemed in any way material or relevant to the construction or interpretation of the Plan or any provision thereof.

SECTION 15   Term of the Plan

(a) Effective Date. The Plan shall be effective as of the date of its approval by the directors of the Company.

(b) Expiration Date. No Award shall be granted under the Plan after the fifth anniversary of the date the Plan was approved; provided that the authority for grant of Restoration Options hereunder in accordance with Section 6(e) shall continue, subject to the provisions of Section 4(a), as long as any option granted hereunder remains outstanding. Unless otherwise expressly provided in the Plan or an applicable Award Agreement, any Award granted hereunder may, and the authority of the Board or the Committee to amend, alter, adjust, suspend, discontinue, or terminate any such Award or to waive any conditions or rights under any such Award shall, continue after such fifth anniversary of the Plan’s approval.

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SYSTEMAX INC.
11 HARBOR PARK DRIVE
POST WASHINGTON, NY 11050
VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date.  Have your proxy card in hand when you access the web site and follow the instructions to  obtain your records and to create an electronic voting instruction form.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date.  Have your proxy card in hand when you call and then follow the instructions.
VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY  11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:
KEEP THIS PORTION FOR YOUR RECORDS
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DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

	For All	Withhold All	For All Except	To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the nominee(s) on the line below
The Board of Directors recommends that you vote FOR the following:	❒	❒	❒	______________________________________

1.    Election of Directors
    Nominees

01 Richard Leeds	02 Bruce Leeds	03 Robert Leeds	04 Gilbert Fiorentino	05 Lawrence P. Reinhold
06 Stacy S. Dick	07 Robert D. Rosenthal	08 Marie Adler-Kravecas

The Board of Directors recommends you vote FOR the following proposal(s)
2.	A Proposal to approve the Company’s 2010 Long Term Incentive Plan	For ❒	Against ❒	Abstain ❒

3.	A Proposal to ratify the appointment of Ernst & Young LLP as the Company’s independent registered public accounts for fiscal year 2010	❒	❒	❒

NOTE: The shares represented by this proxy when properly executed will be voted in the manner directed herein by the undersigned Stockholder(s).  If no direction is made, this proxy will be voted FOR items 1 and 2.  If any other matters properly come before the meeting, or if cumulative voting is required, the person named in this proxy will vote in their discretion.  This proxy is solicited on behalf of the Board of Directors and may be revoked.

For address change/comments, mark here. (see reverse for instructions      ❒

Please sign exactly as your name(s) appear(s) hereon.  When signing as attorney, executor, administrator, or other fiduciary, please give full title as such..  Joint owners should each sign personally.  All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name, by authorized  officer.

__________________________________          ___________          ____________________________        ____________
Signature [PLEASE SIGN WITHIN BOX]                 Date                  Signature (Joint Owners)                      Date

Important Notice Regarding Internet Availability of Proxy Materials for the Annual Meeting: The Proxy Statement & Annual Report is/are available at www.proxyvote.com

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SYSTEMAX INC.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD
OF DIRECTORS
ANNUAL MEETING OF STOCKHOLDERS – JUNE 11, 2010

The stockholder(s) hereby appoint(s) Curt Rush and Thomas Axmacher, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side of this ballot, all of the shares of Common Stock of SYSTEMAX INC. that the stockholder(s) is/are entitled to vote at the Annual meeting of Stockholder(s) to be held at 2:00 PM, EDT on June 11, 2010, at the Company’s Corporate Offices 11 Harbor Park Drive, Port Washington, NY 11050,and any adjournment or postponement thereof.
THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE STOCKHOLDERS, IF NO SUCH DIRECTIONS ARE MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OF DIRECTORS AND FOR EACH PROPOSAL

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPLY USING THE ENCLOSED REPLY ENVELOPE

Address change/comments:

________________________________________________________________________________________________________________________________

________________________________________________________________________________________________________________________________

________________________________________________________________________________________________________________________________
                                              (If you noted  any Address Changes/Comments above, please mark corresponding box on the reverse side

(Continued, and to be marked, dated and signed, on the other